                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                      A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                   June 21, 2001

Dear Shareholder:

A special meeting of the shareholders of AIM Investment Funds will be held on August 17, 2001. At that meeting, you will be asked to elect as trustees of AIM Investment Funds the individuals that are identified in this combined proxy statement and prospectus. The Board of Trustees recommends that you vote FOR the election of those trustees.

The enclosed combined proxy statement and prospectus also seeks your approval of a proposed combination of AIM Global Consumer Products and Services Fund with AIM Global Trends Fund. AIM Global Consumer Products and Services Fund ("Consumer Products") is an investment portfolio of AIM Investment Funds, a Delaware business trust. AIM Global Trends Fund ("Global Trends") is an investment portfolio of AIM Series Trust, which is also a Delaware business trust.

The investment objectives of Global Trends and Consumer Products are identical. A I M Advisors, Inc. serves as the investment adviser to both funds and uses the same criteria in selecting individual securities for purchase by the funds. As discussed in the accompanying document, the combination of the two funds is being proposed because the asset bases of both funds are decreasing and their holdings, investment policies and performance are similar. The combination of the two funds will create a larger fund that will provide a more stable asset base for investment management. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Global Trends and Consumer Products in more detail. You should review the enclosed materials carefully.

Shareholders of Consumer Products are being asked to approve an Agreement and Plan of Reorganization by and among AIM Investment Funds, AIM Series Trust, Global Investment Portfolio and A I M Advisors, Inc., which will govern the reorganization of Consumer Products into Global Trends. After careful consideration, the Board of Trustees of AIM Investment Funds recommends that you vote FOR the proposal.

If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM Investment Funds by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United states.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          [/s/ Robert H. Graham]
                                          Robert H. Graham
                                          Chairman

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS OF AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Investment Funds ("AIF") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on August 17, 2001, at 3:00 p.m., Central Time. At the Special Meeting, shareholders of AIM Global Consumer Products and Services Fund ("Consumer Products"), an investment portfolio of AIF, will be asked to consider the following proposals:

     1. To elect twelve trustees of AIF, each of which will serve until his or her successor is elected and qualified.

     2. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF, acting on behalf of Consumer Products, AIM Series Trust ("AST"), acting on behalf of AIM Global Trends Fund ("Global Trends"), Global Investment Portfolio, acting on behalf of the Global Consumer Products and Services Portfolio ("Consumer Products Portfolio") and A I M Advisors, Inc. The Agreement provides for the combination of Consumer Products with Global Trends (the "Reorganization"). Pursuant to the agreement, Consumer Products will redeem all of the shares of the Consumer Products Portfolio that it owns, and will receive all of the investment securities held by Consumer Products Portfolio. All of the assets of Consumer Products will be transferred to Global Trends, Global Trends will assume all of the liabilities of Consumer Products, and AIM Series Trust will issue Class A shares of Global Trends to Consumer Products Class A shareholders, Class B shares of Global Trends to Consumer Products Class B shareholders, and Class C shares of Global Trends to Consumer Products Class C shareholders. The value of a Consumer Products shareholder's account with Global Trends immediately after the reorganization will be the same as the value of such shareholder's account with Consumer Products immediately prior to the reorganization.

     3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AIF. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            [/s/ Carol F. Relihan]
                                            Carol F. Relihan
                                            Vice President and Secretary

June 21, 2001

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                             AIM GLOBAL TRENDS FUND
                                 A PORTFOLIO OF
                                AIM SERIES TRUST
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JUNE 21, 2001

     This document is being furnished in connection with a special meeting of shareholders of AIM Investment Funds ("AIF"), a Delaware business trust, to be held on August 17, 2001 (the "Special Meeting"). At the Special Meeting, the shareholders of AIF are being asked to elect trustees. The Board of Trustees of AIF recommends that you vote for the election of the trustees named in this combined proxy statement and prospectus.

     The shareholders of AIM Global Consumer Products and Services Fund ("Consumer Products"), an investment portfolio of AIF, will also be asked at the Special Meeting to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF, acting on behalf of Consumer Products, AIM Series Trust ("AST"), acting on behalf of AIM Global Trends Fund ("Global Trends"), Global Investment Portfolio, acting on behalf of Global Consumer Products and Services Portfolio, and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Consumer Products with Global Trends (the "Reorganization"). THE BOARD OF TRUSTEES OF AIF HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATION AS BEING IN THE BEST INTEREST OF THE SHAREHOLDERS OF CONSUMER PRODUCTS.

     Consumer Products invests all of its investable assets in the Global Consumer Products and Services Portfolio ("Consumer Products Portfolio"). Consumer Products Portfolio is a subtrust or "series" of Global Investment Portfolio, an open-end management investment company. Consumer Products Portfolio has an investment objective that is identical to Consumer Products' investment objective. As of the date of this combined proxy statement and prospectus, Consumer Products is the only investor in the Consumer Products Portfolio.

     Pursuant to the Agreement, Consumer Products will effect a redemption of its shares of Consumer Products Portfolio and will receive all of the investment securities then held by Consumer Products Portfolio. Then, all of the assets of Consumer Products will be transferred to Global Trends, Global Trends will assume all of the liabilities of Consumer Products, and AIM Series Trust will issue Class A shares of Global Trends to Consumer Products Class A shareholders, Class B shares of Global Trends to Consumer Products Class B shareholders, and Class C shares of Global Trends to Consumer Products Class C shareholders. The value of each Consumer Products shareholder's account with Global Trends immediately after the Reorganization will be the same as the value of such shareholder's account with Consumer Products immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Global Trends is a series portfolio of AST, an open-end, series management investment company. The investment objective of Global Trends is the same as the investment objective of Consumer Products. Both funds seek to achieve long-term growth of capital. However, Global Trends' investment policies allow it to invest in a broader range of investment securities than Consumer Products. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Consumer Products should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Global Trends, dated May 1, 2001, as supplemented June 14, 2001 (the "Global Trends Prospectus"), together with the related Statement of Additional Information also dated May 1, 2001, as supplemented June 14, 2001 are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of Consumer Products dated March 1, 2001 (the "Consumer Products Prospectus"), and the related Statement of Additional Information also dated March 1, 2001, as supplemented June 14, 2001 have been filed with the SEC and are incorporated by reference herein. A copy of the Global Trends Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AST and AIF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Global Trends and Consumer Products may also be obtained on the internet at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[AIMLOGO]
--Registered Trademark--

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1: ELECTION OF TRUSTEES OF AIM INVESTMENT FUNDS....    2
  Nominees for Trustee......................................    2
  The Responsibilities of the Board.........................    5
  Reasons for Election of Trustees at the Present Time......    5
  Length of Service by the Trustees on the Board............    6
  Ways in Which the Board Represents Your Interests.........    6
  Committees of the Board...................................    6
  Board Meetings............................................    7
  Compensation of the Trustees..............................    7
  AIM Funds Retirement Plan for Eligible
     Directors/Trustees.....................................    8
  Deferred Compensation Agreements..........................    9
  Compensation of AIF Officers..............................    9
  Auditors..................................................    9
  The Board's Recommendation on Proposal 1..................   10
PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................   10
SYNOPSIS....................................................   10
  The Reorganization........................................   10
  Reasons for the Reorganization............................   10
  Comparison of Global Trends and Consumer Products.........   11
RISK FACTORS................................................   14
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............   15
  Investment Objectives of Consumer Products and Global
     Trends.................................................   15
  Investment Policies of Global Trends......................   15
  Investment Policies of Consumer Products..................   16
  Investment Restrictions...................................   17
  Global Trends Portfolio Management........................   17
  Management's Discussion and Analysis of Performance.......   17
FINANCIAL HIGHLIGHTS........................................   18
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   21
  Terms of the Reorganization...............................   21
  The Reorganization........................................   21
  Board Considerations......................................   21
  Other Terms...............................................   23
  Federal Tax Consequences..................................   23
  Accounting Treatment......................................   25
ADDITIONAL INFORMATION ABOUT GLOBAL TRENDS AND CONSUMER
  PRODUCTS..................................................   26
RIGHTS OF SHAREHOLDERS......................................   26
OWNERSHIP OF CONSUMER PRODUCTS AND GLOBAL TRENDS SHARES.....   27
  Significant Holders.......................................   27
  Share Ownership by Executive Officers and Trustees........   27

                                                              PAGE
                                                              ----
CAPITALIZATION..............................................   28
LEGAL MATTERS...............................................   29
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   29
APPENDIX I....................Agreement and Plan of Reorganization
APPENDIX II............................Prospectus of Global Trends
APPENDIX III....Global Trends Discussion & Analysis of Performance
APPENDIX IV.....................Changes to Investment Restrictions

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AIF for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on August 17, 2001, at 3:00 p.m., Central Time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the election of trustees and the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest of AIF at the Special Meeting will constitute a quorum with respect to the election of trustees. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Consumer Products at the Special Meeting will constitute a quorum with respect to the proposal to approve the Agreement. If a quorum is present, the affirmative vote of a plurality of votes cast is necessary to elect trustees, and approval of the Agreement requires the affirmative vote of a majority of the shares cast by shareholders of Consumer Products. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 3,213,209.73 Class A shares, 4,297,813.09 Class B shares, and 167,328.83 Class C shares of Consumer Products outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AIF has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AIF expects to solicit proxies principally by mail, but AIF or GSC may also solicit proxies by telephone, facsimile or personal interview. AIF's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $24,600. The costs associated with the proxies and their solicitation will be borne by the funds. However, A I M Advisors, Inc. ("AIM Advisors") has agreed to reimburse expenses and waive certain of its fees so that the expense caps for Global Trends and Consumer Products will not be exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Global Trends and Consumer Products will bear all of its own transaction expenses, which are expected to be de minimis.

     AIF intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about June 21, 2001.

                                  PROPOSAL 1:
                  ELECTION OF TRUSTEES OF AIM INVESTMENT FUNDS

     All of the shareholders of AIF will vote on the election of trustees. There are shareholders of other series of shares of AIF that, along with the shareholders of Consumer Products, constitute all of the shareholders of AIF.

NOMINEES FOR TRUSTEE

     For election of trustees at the meeting, the Board has approved the nomination of: Frank S. Bayley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of AIF, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") (the "independent trustees"), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of AIF and of AIM Growth Series, AIM Series Trust and AIM Floating Rate Fund (collectively, with their series portfolios, the "AIM Group I Funds"). Messrs. Graham and Bayley and Miss Quigley also serve as trustees of Global Investment Portfolio. Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of AIF or the other AIM Group I Funds, but each serves as a director/trustee of the following open-end management investment companies advised or managed by AIM Advisors: AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the "AIM Group II Funds," the AIM Group I Funds and the AIM Group II Funds together constitute the "AIM Funds"). Mr. Graham serves as Chairman, President and director/trustee of the AIM Group I Funds and the AIM Group II Funds. Shortly after the shareholder meeting, Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to AIF or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to AIF.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE          TRUSTEE SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------          --------------    -------------------------------------------
Frank S. Bayley (62)**         AIM Investment    Partner, law firm of Baker & McKenzie;
  Two Embarcadero Center       Funds: 5/30/87    Director and Chairman, C.D. Stimson Company
  Suite 2400                                     (a private investment company); Trustee,
  San Francisco, CA 94111                        The Badgley Funds; and Trustee of the AIM
                                                 Group I Funds.

Bruce L. Crockett (57)         N/A               Chairman, Crockett Technologies Associates
  906 Frome Lane                                 (consulting firm), DataPipe.com, NetSat28,
  McLean, VA 22102                               Teletronics; and Director, ACE Limited
                                                 (insurance company), Databid.com, IBNET,
                                                 Multi-cast Technologies (internet video
                                                 streaming), Para-Protect Services, Inc.
                                                 (information systems security), University
                                                 of Rochester. Formerly, Director, President
                                                 and Chief Executive Officer, COMSAT
                                                 Corporation. Director/Trustee of the AIM
                                                 Group II Funds.

Owen Daly II (76)***           N/A               Formerly, Director, Cortland Trust, Inc.
  Six Blythewood Road                            (investment company), CF & I Steel Corp.,
  Baltimore, MD 21210                            Monumental Life Insurance Company and
                                                 Monumental General Insurance Company; and
                                                 Chairman of the Board of Equitable
                                                 Bancorporation. Director/Trustee of the AIM
                                                 Group II Funds.

Albert R. Dowden (59)          N/A               Chairman of the Board of Directors,
  1815 Central Park Drive                        Cortland Trust, Inc. (investment company)
  P.O. Box 774000 -- PMB #222                    and DHJ Media, Inc.; and Director, Magellan
  Steamboat Springs, CO                          Insurance Company. Formerly, Director,
  80477                                          President and Chief Executive Officer,
                                                 Volvo Group North America, Inc.; Senior
                                                 Vice President, AB Volvo; and Director, The
                                                 Hertz Corporation, Genmar Corporation (boat
                                                 manufacturer), National Media Corporation
                                                 and Annuity and Life Re (Holdings), Ltd.
                                                 Member of Advisory Board of Rotary Power
                                                 International. Director/Trustee of the AIM
                                                 Group II Funds.

Edward K. Dunn, Jr. (66)****   N/A               Formerly, Chairman of the Board of
  2 Hopkins Plaza,                               Directors, Mercantile Mortgage Corporation;
  8th Floor, Suite 805                           Vice Chairman of the Board of Directors,
  Baltimore, MD 21201                            President and Chief Operating Officer,
                                                 Mercantile-Safe Deposit & Trust Co.; and
                                                 President, Mercantile Bankshares Corp.
                                                 Director/Trustee of the AIM Group II Funds.

Jack M. Fields (49)            N/A               Chief Executive Officer, Twenty First
  434 New Jersey Avenue, S.E.                    Century Group, Inc. (a governmental affairs
  Washington, D.C. 20003                         company); and Director, Telscape
                                                 International and Administaff (professional
                                                 employee provider). Formerly, Member of the
                                                 U.S. House of Representatives and Chief
                                                 Executive Officer, Texana Global, Inc.
                                                 (foreign trading company). Director/Trustee
                                                 of AIM Group II Funds.

Carl Frischling (64)*****      N/A               Partner, Kramer Levin Naftalis & Frankel
  919 Third Avenue                               LLP (law firm). Director, Cortland Funds
  New York, NY 10022                             (investment companies). Director/Trustee of
                                                 the AIM Group II Funds.

NAME, ADDRESS AND AGE          TRUSTEE SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------          --------------    -------------------------------------------

Robert H. Graham (54)*         AIM Investment    Director, President and Chief Executive
  11 Greenway Plaza            Funds: 8/31/98    Officer, A I M Management Group Inc.;
  Suite 100                                      Director and President, A I M Advisors,
  Houston, TX 77046-1173                         Inc.; Director and Senior Vice President,
                                                 A I M Capital Management, Inc., A I M
                                                 Distributors, Inc., A I M Fund Services,
                                                 Inc. and Fund Management Company; and
                                                 Director and Vice Chairman, AMVESCAP PLC
                                                 (parent of AIM and a global investment
                                                 management firm). Director/Trustee of the
                                                 AIM Group I Funds and AIM Group II Funds.

Prema Mathai-Davis (50)        N/A               Member, Visiting Committee, Harvard
  370 East 76th Street                           University Graduate School of Education,
  New York, NY 10021                             New School University. Formerly, Chief
                                                 Executive Officer, YWCA of the USA;
                                                 Commissioner, New York City Department of
                                                 the Aging; and Commissioner, New York City
                                                 Metropolitan Transportation Authority.
                                                 Director/Trustee of the AIM Group II Funds.

Lewis F. Pennock (58)          N/A               Partner, Pennock & Cooper (law firm).
  6363 Woodway, Suite 825                        Director/Trustee of the AIM Group II Funds.
  Houston, TX 77057

Ruth H. Quigley (66)**         AIM Investment    Private investor; formerly, President,
  1055 California Street       Funds: 5/30/87    Quigley, Friedlander & Co., Inc. (a
  San Francisco, CA 94108                        financial advisory services firm). Trustee
                                                 of the AIM Group I Funds.

Louis S. Sklar (61)                              Executive Vice President, Development and
  The Williams Tower                             Operations, Hines Interests Limited
  50th Floor                                     Partnership (real estate development).
  2800 Post Oak Blvd.                            Director/Trustee of the AIM Group II Funds.
  Houston, TX 77056

---------------

    * Mr. Graham is an interested person of AIM Advisors and the AIM Funds, as defined in the 1940 Act, primarily because of his positions with AIM Advisors and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM Advisors.

   **  Dates of service based on predecessor funds.

  ***  The Board has extended Mr. Daly's retirement date to December 31, 2001.

 **** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

***** The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Group II Funds. It is expected that the same firm will become counsel to the independent trustees of the AIM Group I Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of the AIM Group II Funds, which firm's fees are paid by the AIM Group II Funds.

THE RESPONSIBILITIES OF THE BOARD

     The Board is responsible for the general oversight of the business of AIF. The Board periodically reviews the investment performance of AIF's investment portfolios, including Consumer Products, as well as the quality of other services provided to AIF and its shareholders by each of AIF's service providers, including AIM Advisors and its affiliates. At least annually, the Board review the fees paid by AIF for these services and the overall level of the operating expenses of AIF's investment portfolios.

REASONS FOR ELECTION OF TRUSTEES AT THE PRESENT TIME

     Four trustees currently serve on the Board of AIF. Mr. C. Derek Anderson has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

     The Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Board requires shareholder approval because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

     The Board determined that the work of the Trust required, and would be benefited by, a board larger than three trustees. Moreover, the Board noted the increasing complexity of its tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

     The Board and its Nominating Committee have met to discuss Board candidates and has recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of AIF. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Board and its Nominating Committee also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Board and its Nominating Committee also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board and its Nominating Committee also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each of the AIM Group I Funds, since directors'/trustees' fees would be allocated across all funds included in The AIM Family of Funds
--Registered Trademark--.

     In considering whether to consolidate the boards of the AIM Group I Funds and the AIM Group II Funds, the Board and its Nominating Committee reviewed the compensation arrangements and retirement benefits currently available to directors/trustees of the AIM Fund II Funds. The Board and its Nominating Committee acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to offer trustees the same benefits that the AIM Group II Funds provide to their directors/trustees. Accordingly, the trustees of the AIM Group I Funds, at a meeting in person held on June 12, 2001, approved deferred compensation arrangements and adopted a retirement plan for trustees of the AIM Group I Funds. The arrangements and plan are the same as those currently in effect for the AIM Group II Funds. Prior to adopting the retirement plan, the Board and its Nominating Committee reviewed the costs associated with that plan. Because each participating AIM Fund accrues its portion of a trustee's retirement benefits on the basis of its net assets relative to total net assets for all participating AIM Funds, it was determined that adoption of the retirement plan would not materially increase the Trust's expenses.

     If elected by shareholders, the term of the new trustees of the AIM Group I Funds would begin as of the close of business on August 17, 2001.

     In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds, shortly after the shareholder meeting.

     AIM Advisors supports the Board's decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

LENGTH OF SERVICE BY THE TRUSTEES ON THE BOARD

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. A trustee of the trust may resign or may be removed for cause by a vote of the holders of a majority of the outstanding shares of that trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Board has agreed to extend the retirement date of Mr. Daly to December 31, 2001, if he is elected at the shareholder meeting. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WAYS IN WHICH THE BOARD REPRESENTS YOUR INTERESTS

     The Board seeks to represent shareholder interests by:

     - reviewing the investment performance of AIF's investment portfolios with the investment portfolios' portfolio managers and senior management of AIM Advisors;

     - reviewing and approving annually contractual relationships of the funds with their service providers, (e.g., AIM Advisors and its affiliates), which review and approval includes evaluating the quality of services provided to the funds and the fees paid by the funds;

     - monitoring potential conflicts between AIF and AIM Advisors and its affiliates to help ensure that AIF's investment portfolios continue to be managed in the best interests of its shareholders; and

     - monitoring potential conflicts among funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

COMMITTEES OF THE BOARD

     The standing committees of the Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. The Audit Committee is responsible for:

     - considering independent accountants for AIF and evaluating such accountants' independence, performance and fees;

     - reviewing audit plans prepared by AIF's independent accountants; and

     - reviewing financial statements contained in periodic reports to shareholders with AIF's independent accountants and management.

     The Nominating Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and/or ownership of fund shares.

     The Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

BOARD MEETINGS

     The Board typically conducts regular meetings eight times a year. In addition, the Board or any committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended October 31, 2000 for AIF, the Board held nine meetings, the Audit Committee held seven meetings, and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the most recent fiscal year.

COMPENSATION OF THE TRUSTEES

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each trustee who is not also an officer of AIF is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director/trustee:

                                                               RETIREMENT           TOTAL
                                             AGGREGATE      BENEFITS ACCRUED    COMPENSATION
                                            COMPENSATION         BY ALL           FROM ALL
DIRECTOR/ TRUSTEE                           FROM AIF(1)       AIM FUNDS(2)      AIM FUNDS(3)
-----------------                           ------------    ----------------    -------------
Robert H. Graham..........................    $   -0-                N/A          $    -0-
Frank S. Bayley...........................    $65,351                N/A          $105,000
Ruth H. Quigley...........................    $65,351                N/A          $105,000
Bruce L. Crockett.........................    $   -0-           $ 60,951          $111,500
Owen Daly II..............................    $   -0-           $ 97,195          $111,500
Albert R. Dowden..........................    $   -0-           $    -0-          $ 13,435
Edward K. Dunn, Jr. ......................    $   -0-           $ 22,138          $111,500
Jack M. Fields............................    $   -0-           $ 23,019          $108,500
Carl Frischling(4)........................    $   -0-           $107,507          $111,500
Prema Mathai-Davis........................    $   -0-           $ 22,606          $111,500
Lewis F. Pennock..........................    $   -0-           $ 67,995          $111,500
Louis S. Sklar............................    $   -0-           $ 87,538          $111,500

---------------

(1) Data reflects aggregate compensation received from AIF for the fiscal year ended October 31, 2000.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as director/trustees of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     The boards of the AIM Group I Funds have adopted, effective September 1, 2001, the retirement plan currently in effect for the AIM Group II Funds. Under the retirement plan, each director/trustee of an AIM Fund who attains the age of 72 in a year will retire by the end of such year, and each director/trustee who has at least five years of credited service as a director/trustee (including service to a predecessor fund) will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the director's/trustee's annual retainer paid or accrued by any participating AIM Fund to such director/ trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the director/trustee, and based on the number of such director's/trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's/trustee's retirement benefits for the same length of time that the director/trustee would have received based on his or her service. A director/trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the retirement plan for each participating director/trustee as of December 31, 2000.

TABLE 1

                                                               ESTIMATED CREDITED
DIRECTOR/TRUSTEE                                                YEARS OF SERVICE
----------------                                               ------------------
Frank S. Bayley.............................................           15
Bruce L. Crockett...........................................           14
Owen Daly II................................................           14
Albert R. Dowden............................................            0
Edward K. Dunn, Jr. ........................................            3
Jack M. Fields..............................................            4
Carl Frischling.............................................           23
Prema Mathai-Davis..........................................            2
Lewis F. Pennock............................................           19
Ruth H. Quigley.............................................           24
Louis S. Sklar..............................................           11

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                                     ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                                                  UPON RETIREMENT
--------------------------                                     -------------------------
       10...................................................            $75,000
        9...................................................            $67,500
        8...................................................            $60,000
        7...................................................            $52,500
        6...................................................            $45,000
        5...................................................            $37,500

DEFERRED COMPENSATION AGREEMENTS

     The boards of the AIM Group I Funds have approved, effective September 1, 2001, deferred compensation arrangements identical to the deferred compensation arrangements currently in effect for the AIM Group II Funds.

     If re-elected to the Boards, Miss Quigley and Mr. Bayley have the option to elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Fund. The deferring trustees, pursuant to the agreements, have the option to elect to defer receipt of up to 100% of their compensation payable by AIF, assuming their election to the Board, and such amounts are placed into a deferral account. Miss Quigley and Mr. Bayley will have the same option under a deferred compensation agreement. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. AIF's Board of Trustees may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of AIF. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of AIF and of each AIM Fund from which they are deferring compensation.

COMPENSATION OF AIF OFFICERS

     AIF does not pay its officers for the services they provide to AIF and its investment portfolios. Instead, the officers, who are also officers or employees of AIM Advisors or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

AUDITORS

     The firm of PricewaterhouseCoopers LLP ("PWC") has been selected as independent accountants for each of the nine portfolios of AIF, including Consumer Products. PWC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board of AIF that they are independent accountants with respect to AIF and each of its portfolios.

     The independent accountants examine annual financial statements for AIF and provide other non-audit and tax-related services to AIF. The independent accountants also provide certain non-audit services to AIM Advisors and its affiliates. The Board of AIF has considered whether the non-audit services provided by PWC to AIF and AIM Advisors and its affiliates who provide services to AIF are compatible with maintaining the independence of PWC in its audit of the portfolios of AIF.

     Fund Related Fees

     Audit Fees. For the fiscal year ended October 31, 2000, AIF paid approximately $391,562 in fees for professional services rendered by PWC for the audit of annual financial statements for the nine series portfolios of AIF.

     All Other Fees. For the fiscal year ended October 31, 2000, PWC was also paid by AIF approximately $26,500 for tax-related services rendered to the nine series portfolios of AIF.

     Non-Fund Related Fees

     Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by PWC to AIM Advisors and its affiliates that provide services to AIF during the fiscal year ended October 31, 2000.

     All Other Fees. The aggregate fees billed for all other non-audit services rendered by PWC to AIM Advisors and its affiliates who provide services to AIF was approximately $792,000 for the fiscal year ended October 31, 2000.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                  PROPOSAL 2:
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Consumer Products with Global Trends. Global Trends is a portfolio of AST, a Delaware business trust. Consumer Products is a portfolio of AIF, a Delaware business trust.

     Consumer Products invests all of its investable assets in Consumer Products Portfolio. If shareholders of Consumer Products approve the Agreement and other closing conditions are satisfied, Consumer Products will redeem its shares of Consumer Products Portfolio and will receive all of the investment securities then held by Consumer Products Portfolio. Then all of the assets of Consumer Products will be transferred to Global Trends, Global Trends will assume all of the liabilities of Consumer Products, and AIM Series Trust will issue Class A shares of Global Trends to Consumer Products' Class A shareholders, Class B shares of Global Trends to Consumer Products' Class B shareholders, and Class C shares of Global Trends to Consumer Products' Class C shareholders. The shares of Global Trends issued in the Reorganization will have an aggregate net asset value equal to the value of Consumer Products' net assets transferred to Global Trends. Consumer Products shareholders will not pay any initial sales charge for shares of Global Trends received in connection with the Reorganization. The value of each shareholder's account with Global Trends immediately after the Reorganization will be the same as the value of such shareholder's account with Consumer Products immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Consumer Products will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AIF, including the independent trustees, has determined that the reorganization of Consumer Products into Global Trends is in the best interests of Consumer Products and its shareholders and that the interests of the shareholders of Consumer Products will not be diluted as a result of the Reorganization.

     The reorganization is being proposed because both funds' asset bases are decreasing and their holdings, investment policies and performance are similar. While the total operating expenses of Global Trends under its contractual arrangements, expressed as a percentage of average daily net assets, are slightly higher than the total operating expenses of Consumer Products, the combined assets of the two funds will create economies of scale which will lower Global Trends' operating expense ratios. As of March 31, 2000, Consumer Products had net assets of approximately $220.4 million, and Global Trends had net assets of approximately $53.0 million. As of March 31, 2001, Consumer Products had net assets of approximately $157.2 million, and Global Trends had net assets of approximately $35.7 million. The combined assets of the two funds should provide AIM Advisors with a more stable base for investment management.

     In making its determination, the Board of Trustees noted that the two funds have the same investment objective, and AIM Advisors provides investment management services for both funds. The board also noted that as of February 28, 2001, substantially all of the assets of Global Trends and Consumer Products were invested in the same securities.

COMPARISON OF GLOBAL TRENDS AND CONSUMER PRODUCTS

  Investment Objective and Policies

     The investment objective of Global Trends is the same as the investment objective of Consumer Products -- long term growth of capital.

     Global Trends seeks to provide long-term growth of capital by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors:

     - Consumer products and services,

     - Financial services,

     - Health care,

     - Infrastructure,

     - Natural resources, and

     - Telecommunications and technology

     Consumer Products seeks to provide long-term growth of capital by investing all of its investable assets in Consumer Products Portfolio, which in turn invests at least 65% of its total assets in equity securities of domestic and foreign consumer products and services companies.

     In analyzing specific companies for possible investment for both funds, AIM Advisors ordinarily look for several of the following characteristics: above average per share earnings growth, high return on invested capital, a healthy balance sheet, sound financial and accounting policies and overall financial strength, strong competitive advantages, effective research and product development and marketing, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable the companies to compete successfully in their respective markets. Although Global Trends may invest in a broader range of market sectors, Consumer Products' prospectus definition of "consumer products and services" is very broad and up to 35% of Consumer Products' portfolio may be invested in other types of securities. As a result, as of February 28, 2001, there existed an almost total overlap of portfolio holdings between Global Trends and Consumer Products.

     The annual turnover rate for the investments made by Global Trends was 260% for the fiscal year ended December 31, 2000. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Global Trends. However, Consumer Products' annual turnover rate for the investments in Consumer Products Portfolio for the fiscal year ended October 31, 2000 was 259%.

  Investment Advisory Services

     AIM Advisors serves as investment adviser to Global Trends. AIM Advisors also serves as investment adviser to Consumer Products. The shareholders of Global Trends have been asked to approve certain changes to its investment advisory agreement with AIM Advisors. See "Additional Information About Global Trends and Consumer Products."

  Performance

     Average annual total returns for the periods indicated for Class A shares of Consumer Products and Global Trends, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                              GLOBAL TRENDS     CONSUMER PRODUCTS
                                                              CLASS A SHARES     CLASS A SHARES
                                                              --------------    -----------------
1 Year Ended December 31, 2000..............................      (12.29)%           (13.22)%
3 Years Ended December 31, 2000.............................       13.39%             14.96%
5 Years Ended December 31, 2000 or since Inception*.........       11.20%             19.82%

---------------

* Inception date for Global Trends is September 15, 1997.

  Expenses

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended October 31, 2000 for the Class A, Class B and Class C shares of Consumer Products and for the fiscal year ended December 31, 2000 for the Class A, Class B and Class C shares of Global Trends are shown below. Pro forma estimated Expense Ratios of Global Trends giving effect to the Reorganization are also provided.

                                                  AIM GLOBAL
                                             CONSUMER PRODUCTS AND              AIM GLOBAL              AIM GLOBAL TRENDS FUND
                                               SERVICES FUND(1)                 TRENDS FUND               PRO FORMA ESTIMATED
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                          SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchase
 of shares (as a percentage of offering
 price).................................   4.75%     None      None      4.75%     None      None      4.75%     None      None
Deferred Sales Load (as a percentage of
 original purchase price or redemption
 proceeds, as applicable)...............   None(2)   5.00%     1.00%     None(2)   5.00%     1.00%     None(2)   5.00%     1.00%
ANNUAL OPERATING EXPENSES (AS A
 PERCENTAGE OF NET ASSETS)
Management fees.........................   0.97%     0.97%     0.97%     0.98%     0.98%     0.98%     0.98%     0.98%     0.98%
Distribution and/or Service (12b-1)
 Fees...................................   0.50%     1.00%     1.00%     0.50%     1.00%     1.00%     0.50%     1.00%     1.00%
Other expenses..........................   0.35%     0.35%     0.35%     0.66%     0.66%     0.66%     0.39%     0.39%     0.39%
                                           ----      ----      ----      ----      ----      ----      ----      ----      ----
Total fund operating expenses...........   1.82%     2.32%     2.32%     2.14%     2.64%     2.64%     1.87%     2.37%     2.37%
                                           ----      ----      ----      ----      ----      ----      ----      ----      ----
Fee waiver(3)...........................   0.00%     0.00%     0.00%     0.14%     0.14      0.14%     0.00%     0.00%     0.00%
Net expenses............................   1.82%     2.32%     2.32%     2.00%     2.50%     2.50%     1.87%     2.37%     2.37%
                                           ====      ====      ====      ====      ====      ====      ====      ====      ====

---------------

(1) This fee table and the expense examples below reflect the expenses of both Consumer Products and the Consumer Products Portfolio.

(2) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) AIM Advisors has contractually agreed to limit total fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary items) on Class A, Class B and Class C shares of both Consumer Products and Global Trends to 2.00%, 2.50% and 2.50%, respectively, for a period of one year from the date of consummation of the Reorganization.

  Hypothetical Example of Effect of Expenses

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return.

                                                           ONE     THREE      FIVE      TEN
                                                           YEAR    YEARS     YEARS     YEARS
                                                           ----    ------    ------    ------
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
  Class A shares(1)......................................  $651    $1,020    $1,413    $2,511
  Class B shares:
     Assuming complete redemption at end of period(2)....  $735    $1,024    $1,440    $2,531
     Assuming no redemption..............................  $235    $  724    $1,240    $2,531
  Class C shares:
     Assuming complete redemption at end of period(2)....  $335    $  724    $1,240    $2,656
     Assuming no redemption..............................  $235    $  724    $1,240    $2,656
AIM GLOBAL TRENDS FUND
  Class A shares(1)......................................  $682    $1,113    $1,570    $2,830
  Class B shares:
     Assuming complete redemption at end of period(2)....  $767    $1,120    $1,600    $2,853
     Assuming no redemption..............................  $267    $  820    $1,400    $2,853
  Class C shares:
     Assuming complete redemption at end of period.......  $367    $  820    $1,400    $2,973
     Assuming no redemption..............................  $267    $  820    $1,400    $2,973
COMBINED FUND
  Class A shares(1)......................................  $656    $1,035    $1,438    $2,561
  Class B shares:
     Assuming complete redemption at end of period(2)....  $740    $1,039    $1,465    $2,582
     Assuming no redemption..............................  $240    $  739    $1,265    $2,582
  Class C shares.........................................
     Assuming complete redemption at end of period(2)....  $340    $  739    $1,265    $2,706
     Assuming no redemption..............................  $240    $  739    $1,265    $2,706

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  Sales Charges

     No sales charges are applicable to shares of Global Trends received in connection with the Reorganization.

     Global Trends Class A shares, which will be issued to Consumer Products Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 4.75%. Global Trends Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Global Trends Class C Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares are purchased.

     Global Trends pays AIM Distributors fees at an annual rate of 0.50% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the Global Trends Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Consumer Products are sold at net asset value plus an initial sales charge of 4.75%. Consumer Products Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Consumer Products Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

     Consumer Products pays AIM Distributors at an annual rate of 0.50% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

  Distribution; Purchase, Exchange and Redemption

     Shares of Global Trends and Consumer Products are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds(R) of the same class.

  Further Information

     Additional information concerning Global Trends is contained in this Proxy Statement/Prospectus and in the current prospectus for Global Trends that is attached hereto as Appendix II. Further information concerning Consumer Products can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     Global Trends and Consumer Products are subject to substantially similar investment risks. The investment policies of Global Trends allow it to invest in a wider variety of industry sectors. Global Trends' greater diversity may make it less susceptible to downturns in specific industry sectors.

RISKS ASSOCIATED WITH GLOBAL TRENDS

     Global Trends invests primarily in equity securities. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because Global Trends focuses its investments in particular industries, an investment in the fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. The value of the shares of Global Trends will be especially susceptible to factors affecting the industries in which it focuses. In particular, each of the industries is subject to governmental regulation that may have a material effect on the products and services offered by companies in that industry.

     The prices of foreign securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES. The dollar value of Global Trends' foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS. The value of Global Trends' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     MARKETS. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     Global Trends may participate in the initial public offering ("IPO") market. Because of Global Trends' relatively small asset base, any investment it may make in IPOs may significantly increase its total return. As Global Trends' assets grow, the impact of IPO investments will decline, which may reduce Global Trends' total return.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF CONSUMER PRODUCTS AND GLOBAL TRENDS

     The investment objective of Global Trends is long-term growth of capital. The investment objective of Consumer Products is long-term growth of capital. The investment objective of Global Trends is fundamental, which means it can only be changed with shareholder approval. The shareholders of Global Trends have been asked to make the investment objective of the Fund non-fundamental. See "Additional Information About Global Trends and Consumer Products."

INVESTMENT POLICIES OF GLOBAL TRENDS

     Global Trends seeks to meet its investment objective by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors:

     - consumer products and services,

     - financial services,

     - health care,

     - infrastructure,

     - natural resources, and

     - telecommunications and technology

     Global Trends considers a company to be in one of these industry sectors if it (1) derives at least 50% of either its revenues or earnings from activities related to that industry; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year.

     The fund may also invest up to 35% of its assets in equity securities of issuers in other global industry sectors and in debt securities of U.S. and foreign issuers. The fund normally invests in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund invests no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

     The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its total assets in lower quality debt securities, i.e., "junk bonds." Any percentage limitations are applied at the time of purchase. During the fiscal year ended December 31, 2000, Global Trends' portfolio turnover rate was 260%. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Global Trends.

     Global Trends' portfolio managers invest fund assets by initially determining the industry sectors that they believe provide the most advantageous investment opportunities for meeting the fund's investment objective. If the portfolio managers determine that certain sectors are facing slow or negative growth, they will not invest fund assets in those sectors at that time. Global Trends' portfolio managers then analyze specific companies within these sectors for possible investment. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above average per share earnings growth, high return on invested capital, a healthy balance sheet, sound financial and accounting policies and overall financial strength, strong competitive advantages, effective research and product development and marketing, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable a company to compete successfully in its respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

INVESTMENT POLICIES OF CONSUMER PRODUCTS

     Consumer Products seeks to meet its investment objective by investing all of its investable assets in Consumer Products Portfolio, which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign consumer products and services companies. Consumer Products Portfolio considers a "consumer product or services" company to be one that (1) derives at least 50% of either its revenues or earnings from activities related to consumer products or services; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year. Such companies include those that manufacture, market, retail, or distribute consumer products (such as homes, automobiles, appliances, computers, household goods, food and apparel) and goods and services related to entertainment, publishing, sports, and media (such as television broadcasts, motion pictures, theme parks, restaurants and lodging) or supply goods and services to such companies (such as advertising, textiles and shipping companies).

     Consumer Products Portfolio may invest up to 35% of its assets in debt securities of domestic and foreign consumer products and services companies and/or equity and debt securities of companies outside the consumer product or services industries, which, in the opinion of the portfolio managers, stand to benefit from development in such industries. Consumer Products Portfolio normally invests in the securities of issuers located in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, Consumer Products Portfolio invests no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds." During the fiscal year ended October 31, 2000, Consumer Products' portfolio turnover rate was 259%. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Consumer Products.

     Consumer Products Portfolio managers allocate Consumer Products Portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above average per share earnings growth, high return on invested capital, a health balance sheet, sound competitive advantages, effective research and product development and market, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

INVESTMENT RESTRICTIONS

     Global Trends' investment restrictions prevent it from investing more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. Consumer Products is not subject to such a limitation. Consumer Products is a feeder fund in a master/feeder arrangement. Global Trends has a nonfundamental investment restriction that prohibits it from investing in the securities of a single open-end, management investment company with the same fundamental investment objectives, policies and limitations as Global Trends. See "Additional Information About Global Trends and Consumer Products."

GLOBAL TRENDS PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of Global Trends' portfolio are

     - Monika H. Degan, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with the adviser and/or its affiliates since 1995,

     - A. Dale Griffin, III, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with the adviser and/or its affiliates since 1989,

     - Benjamin A. Hock, Jr., Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with the adviser and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.,

     - Jason T. Holzer, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with the adviser and/or its affiliates since 1996,

     - Derek S. Izuel, Portfolio Manager, has been responsible for Global Trends since 1999 and has been associated with the adviser and/or its affiliates since 1997. From 1995 to 1997 he was a full-time student,

     - Clas G. Olsson, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with the adviser and/or its affiliates since 1994,

     - Jonathan C. Schoolar, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with the adviser and/or its affiliates since 1986, and

     - Barrett K. Sides, Senior Portfolio Manager, has been responsible for Global Trends since 2000 and has been associated with the adviser and/or its affiliates since 1990.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Global Trends for the fiscal year ended December 31, 2000, is set forth in Appendix III to this Proxy
Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A share and Class B share of Global Trends during the fiscal years ended December 31, 2000, 1999 and 1998, and for the period September 15, 1997 (date operations commenced) to December 31, 1997. Also shown are financial highlights for a Class C share of Global Trends during the fiscal years ended December 31, 2000 and 1999, and for the period January 2, 1998 (date operations commenced) to December 31, 1998. This information has been audited by AST's independent accountants whose unqualified report on the financial statements of Global Trends are included in its annual report to shareholders for the fiscal year ended December 31, 2000. Global Trends' annual report to shareholders dated December 31, 2000, is available without charge upon request made to AST at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                     AIM GLOBAL TRENDS FUND CLASS A SHARES

                                                                         CLASS A(A)
                                                     ---------------------------------------------------
                                                                                      SEPTEMBER 15, 1997
                                                                                       (DATE OPERATIONS
                                                        YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                     ------------------------------      DECEMBER 31,
                                                     2000(B)      1999(B)   1998(B)        1997(B)
                                                     -------      -------   -------   ------------------
Net asset value, beginning of period...............  $ 15.78      $ 11.46   $ 10.63        $ 11.43
                                                     -------      -------   -------        -------
Income from investment operations:
  Net investment income (loss).....................    (0.19)       (0.06)    (0.02)         (0.01)
  Net gains (losses) on securities (both realized
    and unrealized)................................    (1.11)        5.86      1.01          (0.31)
                                                     -------      -------   -------        -------
         Total from investment operations..........    (1.30)        5.80      0.99          (0.32)
                                                     -------      -------   -------        -------
Less distributions:
  Dividends from net investment income.............       --           --     (0.02)            --
  Distributions from net realized gains............    (1.15)       (1.48)    (0.14)            --
  Returns of capital...............................       --           --        --          (0.48)
                                                     -------      -------   -------        -------
         Total distributions.......................    (1.15)       (1.48)    (0.16)         (0.48)
                                                     -------      -------   -------        -------
         Net asset value, end of period............  $ 13.33      $ 15.78   $ 11.46        $ 10.63
                                                     =======      =======   =======        =======
Total return(c)....................................    (7.90)%      51.93%     9.37%         (2.68)%
Ratios/supplemental data:
  Net assets, end of period (000s omitted).........  $20,751      $20,595   $17,882        $15,145
  Ratio of expenses to average net assets:
    With fee waivers...............................     2.00%(d)     1.03%     0.50%          0.50%(e)
    Without fee waivers............................     2.14%(d)     1.16%     0.50%          0.50%(e)
  Ratio of net investment income (loss) to average
    net assets.....................................    (1.27)%(d)   (0.50)%   (0.21)%        (0.35)%(e)
  Portfolio turnover rate..........................      260%         147%       28%             1%

---------------

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.

(b)  Calculated using average shares outstanding.

(c) Does not deduct sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $21,286,571.

(e)  Annualized.

                     AIM GLOBAL TRENDS FUND CLASS B SHARES

                                                                  CLASS B(A)
                                             -----------------------------------------------------
                                                                                SEPTEMBER 15, 1997
                                                                                 (DATE OPERATIONS
                                                 YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                             -------------------------------       DECEMBER 31,
                                             2000(B)      1999(B)    1998(B)         1997(B)
                                             -------      -------    -------    ------------------
Net asset value, beginning of period.......  $ 15.62      $ 11.41    $ 10.62         $ 11.43
                                             -------      -------    -------         -------
Income from investment operations:
  Net investment income (loss).............    (0.26)       (0.13)     (0.07)          (0.02)
  Net gains (losses) on securities (both
     realized and unrealized)..............    (1.09)        5.82       1.00           (0.32)
                                             -------      -------    -------         -------
          Total from investment
            operations.....................    (1.35)        5.69       0.93           (0.34)
                                             -------      -------    -------         -------
Less distributions:
  Distributions from net realized gains....    (1.15)       (1.48)     (0.14)             --
  Returns of capital.......................       --           --         --           (0.47)
                                             -------      -------    -------         -------
          Total distributions..............    (1.15)       (1.48)     (0.14)          (0.47)
                                             -------      -------    -------         -------
          Net asset value, end of period...  $ 13.12      $ 15.62    $ 11.41         $ 10.62
                                             =======      =======    =======         =======
Total return(c)............................    (8.30)%      51.18%      8.83%          (2.83)%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)..............................  $22,279      $29,118    $25,555         $19,184
  Ratio of expenses to average net assets:
     With fee waivers......................     2.50%(d)     1.53%      1.00%           1.00%(e)
     Without fee waivers...................     2.64%(d)     1.66%      1.00%           1.00%(e)
  Ratio of net investment income (loss) to
     average net assets....................    (1.77)%(d)   (1.00)%    (0.71)%         (0.85)%(e)
  Portfolio turnover rate..................      260%         147%        28%              1%

---------------

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.

(b)  Calculated using average shares outstanding.

(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $26,336,340.

(e)  Annualized.

                     AIM GLOBAL TRENDS FUND CLASS C SHARES

                                                                          CLASS C(A)
                                                            ---------------------------------------
                                                                                    JANUARY 2, 1998
                                                                 YEAR ENDED           (DATE SALES
                                                                DECEMBER 31,         COMMENCED) TO
                                                            --------------------     DECEMBER 31,
                                                            2000(B)      1999(B)        1998(B)
                                                            -------      -------    ---------------
Net asset value, beginning of period......................  $15.62       $11.40         $10.62
                                                            ------       ------         ------
Income from investment operations:
  Net investment income (loss)............................   (0.26)       (0.13)         (0.08)
  Net gains (losses) on securities (both realized and
     unrealized)..........................................   (1.10)        5.83           1.00
                                                            ------       ------         ------
          Total from investment operations................   (1.36)        5.70           0.92
                                                            ------       ------         ------
Less distributions from net realized gains................   (1.15)       (1.48)         (0.14)
                                                            ------       ------         ------
          Net asset value, end of period..................  $13.11       $15.62         $11.40
                                                            ======       ======         ======
Total return(c)...........................................   (8.37)%      51.33%          8.94%
Ratios/supplemental data:
  Net assets, end of period (000s omitted)................  $1,789       $  500         $  249
  Ratio of expenses to average net assets:
     With fee waivers.....................................    2.50%(d)     1.53%          1.00%(e)
     Without fee waivers..................................    2.64%(d)     1.66%          1.00%(e)
  Ratio of net investment income (loss) to average net
     assets...............................................   (1.77)%(d)   (1.00)%        (0.71)%(e)
  Portfolio turnover rate.................................     260%         147%            28%

---------------

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.

(b)  Calculated using average shares outstanding.

(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $1,190,966.

(e)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consumer Products invests all of its investable assets in Consumer Products Portfolio. If shareholders of Consumer Products approve the Agreement and other closing conditions are met, Consumer Products will redeem its shares of Consumer Products Portfolio and will receive all of the investment securities then held by Consumer Products Portfolio. Global Trends will then acquire all of the assets of Consumer Products in exchange for shares of Global Trends and the assumption by Global Trends of the liabilities of Consumer Products. Consummation of the Reorganization (the "Closing") is expected to occur on September 10, 2001, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 7, 2001.

     At the Effective Time, all of the assets of Consumer Products shall be delivered to the Custodian for the account of Global Trends in exchange for the assumption by Global Trends of all of the liabilities of any kind of Consumer Products and delivery by AST directly to (i) Consumer Products Class A shareholders of a number of Global Trends Class A shares and to (ii) Consumer Products Class B shareholders of a number of Global Trends Class B shares and to
(iii) Consumer Products Class C shareholders of a number of Global Trends Class C shares, having an aggregate net asset value equal to the net value of the assets of Consumer Products transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AIF has determined that the Reorganization of Consumer Products is in the best interests of the shareholders of Consumer Products and will not dilute the interests of Consumer Products shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Consumer Products at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on May 11, 2001, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Consumer Products into Global Trends. The Trustees received from AIM Advisors written materials that contained information concerning Global Trends and Consumer Products, including comparative total return and fee and expense information, a comparison of the investment objectives of Global Trends and Consumer Products and pro forma expense ratios of Global Trends. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization, as well as the de minimis nature of the costs of the Reorganization. The Board of Trustees considered the proposed Reorganization again at a meeting held on June 12, 2001.

     AIM Advisors proposed the Reorganization because the assets of Consumer Products and Global Trends are decreasing and their holdings, investment policies and performance are similar. At March 31, 2000, Consumer Products had net assets of approximately $220.4 million, and Global Trends had net assets of approximately $53.0 million. As of March 31, 2001, Consumer Products had net assets of approximately $157.2 million, and Global Trends had net assets of approximately $35.7 million. AIM Advisors noted that the combined assets of the two funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined funds.

     In considering the Reorganization, the Board of Trustees noted that Global Trends and Consumer Products have identical investment objectives. Both funds seek to provide long-term growth of capital. Global Trends seeks to achieve its objective by investing, normally, at least 65% of its assets in equity securities of issuers in the following global industry sectors: consumer products and services, financial services, healthcare, infrastructure, natural resources, and telecommunications and technology. Consumer Products seeks to achieve that objective by investing all of its investable assets in Consumer Products Portfolio which, in turn, normally invests at least 65% of its total assets in equity securities of domestic and foreign consumer products and services companies. Consumer Products' prospectus definition of "consumer products and services" is very broad, and up to 35% of its portfolio may be invested in other types of securities. As of February 28, 2001, there was an almost total overlap of portfolio holdings between the two funds. However, the Board of Trustees noted that the assets of Consumer Products and Global Trends are decreasing.

     The Board of Trustees also considered the performance of Global Trends in relation to the performance of Consumer Products. Consumer Products has a better performance record than Global Trends since inception because Consumer Products has been in operation longer than Global Trends and experienced significant gains in its early years of operation. During the past three fiscal years, Consumer Products has generally provided a higher average annual total return to its Class A shareholders, before payment of sales charges, of -8.90% and 16.85% for the one year period ended December 31, 2000 and three year period ended December 31, 1997, respectively, as compared to -7.90% and 15.24% for Global Trends for the same periods. As of March 2001, the Lipper Inc. rankings for Global Trends and Consumer Products were as follows:

                          LIPPER RANK (PERCENTILE)(1)

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Global Trends(2)....................................    50%      21%       N/A       N/A
Consumer Products(3)................................    50%      24%        15%      N/A

---------------

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2) Lipper places Global Trends in the Global Funds category.

(3) Lipper places Consumer Products in the Global Funds category.

     The Board considered the expenses incurred by the two funds. While the total operating expenses of Global Trends under its contractual arrangements, expressed as a percentage of average daily net assets, are slightly higher than the total operating expenses of Consumer Products, the combined assets of the two funds will create economies of scale which will lower Global Trends' operating expense ratios. After the Reorganization, Global Trends' overall expense ratios will be slightly higher than the historical expense ratios of Consumer Products. However, the Board of Trustees noted that AIM Advisors expects Consumer Products' expense ratio will increase regardless of whether the Reorganization is approved. Moreover, AIM Advisors expects that the expense ratios for Global Trends will decrease further as additional economies are realized. AIM Advisors will contractually commit to waive fees and reimburse expenses to the extent necessary to limit total operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively, for a period of one year from the date of consummation of the Reorganization.

     The Board of Trustees noted that AIM Advisors may receive a benefit from the Reorganization. AIM Advisors expects to realize some administrative benefit from the combination of Global Trends and Consumer Products in the form of economies of scale. AIM Advisors may also benefit if the combined assets of Global Trends grow faster than Global Trends or Consumer Products would have grown in the absence of the Reorganization.

     In addition, the Board of Trustees noted that no initial sales or other charges would be imposed on any of the shares of Global Trends issued to the shareholders of Consumer Products in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Consumer Products would be provided with an opinion of counsel that the Reorganization would be tax-free as to Consumer Products and its shareholders.

     Based on the foregoing, and the information presented to them, at its meeting held on June 12, 2001, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Consumer Products and is in the best interest of the Consumer Products shareholders in view of the better recent performance and the potential for lower operating expenses of Global Trends. Therefore, the Board of Trustees recommended the approval of the Reorganization by the shareholders of Consumer Products.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AIF and AST. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of AIF and AST has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AIF and AST pursuant to the Agreement with respect to Consumer Products or Global Trends are subject to various conditions, including the following:

     - the assets of Consumer Products to be acquired by Global Trends shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Consumer Products immediately prior to the Reorganization;

     - AST's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Consumer Products shall have approved the Agreement; and

     - AST and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Global Trends, Consumer Products or their shareholders.

     AIM Advisors has agreed to reimburse expenses and waive certain of its fees so that the expense caps for Global Trends and Consumer Products will not be exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Global Trends and Consumer Products will bear all of its own transaction expenses.

     The Board of Trustees of AIF may waive without shareholder approval any default by AST or any failure by AST to satisfy any of the conditions to AIF's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Consumer Products. The Agreement may be terminated and the Reorganization may be abandoned by either AIF or AST at any time by mutual agreement of AIF and AST, or by either party in the event that Consumer Products shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2001.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - no gain or loss will be recognized by Consumer Products Portfolio or Consumer Products upon the transfer of the assets of Consumer Products Portfolio to Consumer Products in complete liquidation of Consumer Products Portfolio;

     - the tax basis of the assets received by Consumer Products in complete liquidation of Consumer Products Portfolio will be equal to the tax basis of Consumer Products for its shares of Consumer Products Portfolio immediately prior to such liquidation, reduced by any cash received by Consumer Products as part of the liquidating distribution;

     - the holding period of the assets received by Consumer Products in complete liquidation of Consumer Products Portfolio will include the holding period for such assets in the hands of Consumer Products Portfolio immediately prior to such liquidation;

     - the transfer of all of the assets of Consumer Products to Global Trends in exchange for shares of Global Trends that are distributed directly to shareholders of Consumer Products will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Consumer Products upon the transfer of its assets to Global Trends;

     - no gain or loss will be recognized by any shareholder of Consumer Products upon the exchange of shares of Consumer Products solely for shares of Global Trends;

     - the tax basis of the shares of Global Trends to be received by a shareholder of Consumer Products will be the same as the tax basis of the shares of Consumer Products surrendered in exchange therefor;

     - the holding period of the shares of Global Trends to be received by a shareholder of Consumer Products will include the holding period for which such shareholder held the shares of Consumer Products exchanged therefor, provided that such shares of Consumer Products are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by Global Trends on the receipt of assets of Consumer Products in exchange for shares of Global Trends and Global Trends' assumption of Consumer Products' liabilities;

     - the tax basis of the assets of Consumer Products in the hands of Global Trends will be the same as the tax basis of such assets in the hands of Consumer Products immediately prior to the Reorganization; and

     - the holding period of the assets of Consumer Products to be received by Global Trends will include the holding period of such assets in the hands of Consumer Products immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AIF and AST as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AIF and AST upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     - there is no plan or intention by the shareholders of Consumer Products to redeem a number of shares of Global Trends received in the Reorganization that would reduce Consumer Products shareholders' ownership of Global Trends shares to a number of shares having a value, as of the

       Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Consumer Products as of the Closing Date;

     - following the Reorganization, Global Trends will continue the historic business of Consumer Products (for this purpose "historic business" shall mean the business most recently conducted by Consumer Products which was not entered into in connection with the Reorganization) or use a significant portion of Consumer Products' historic business assets in its business;

     - at the direction of Consumer Products, Global Trends will issue directly to each Consumer Products shareholder pro rata the shares of Global Trends that Consumer Products constructively receives in the Reorganization and Consumer Products will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     - Global Trends has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Global Trends is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

     - Global Trends does not plan or intend to sell or otherwise dispose of any of the assets of Consumer Products acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - Global Trends, Consumer Products and the shareholders of Consumer Products will pay their respective expenses, if any, incurred in connection with the Reorganization;

     - Global Trends will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Consumer Products immediately before the Reorganization, including for this purpose any amounts used by Consumer Products to pay its reorganization expenses and all redemptions and distributions made by Consumer Products immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Consumer Products' business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

     - Global Trends and Consumer Products have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Consumer Products ending on the Closing and the taxable year of Global Trends that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF CONSUMER PRODUCTS. CONSUMER PRODUCTS SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Global Trends of the assets of Consumer Products will be the same as the book cost basis of such assets to Consumer Products.

                   ADDITIONAL INFORMATION ABOUT GLOBAL TRENDS
                             AND CONSUMER PRODUCTS

     A special meeting of the shareholders of Global Trends is scheduled to be held on August 17, 2001. At that meeting, the Global Trends shareholders will consider the following proposals.

     - Election of Trustees. The shareholders of AST, including the shareholders of Global Trends, will be asked to elect trustees as described in Proposal 1 contained in this Proxy Statement/Prospectus.

     - Approval of Advisory Agreement. Global Trends shareholders will be asked to approve a new investment advisory agreement with AIM Advisors. The terms of the proposed new investment advisory agreement are not materially different than the current advisory agreement.

     - Changes in Fundamental Investment Restrictions. Global Trends shareholders will be asked to approve changes to Global Trends' fundamental investment restrictions to conform such restrictions to a set of uniform model restrictions under which most AIM Funds will operate. The proposed fundamental restrictions will provide Global Trends the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission without receiving shareholder approval. A chart describing Global Trends' investment restrictions, assuming the proposed changes are approved, is attached as Appendix IV.

     - Approve Making the Investment Objective Non-Fundamental. The investment objective of Global Trends is a fundamental policy. Therefore, any change to it requires shareholder approval. Making Global Trends' investment objective non-fundamental gives the Board of Trustees of AST the flexibility to make appropriate changes if circumstances warrant without incurring the expense of seeking a shareholder vote.

     For more information with respect to AST and Global Trends concerning the following topics, please refer to Global Trends Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AST and Global Trends; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AST and Global Trends; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AST and Global Trends; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AST and Global Trends.

     For more information with respect to AIF and Consumer Products concerning the following topics, please refer to Consumer Products Prospectus as indicated:
(i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and Consumer Products; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AIF and Consumer Products; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AIF and Consumer Products.

                             RIGHTS OF SHAREHOLDERS

     Global Trends is a separate series of shares of beneficial interest of AST, a Delaware business trust. Consumer Products is a separate series of shares of beneficial interest of AIF, which is also a Delaware business trust. There are no material differences in rights of shareholders of Consumer Products and Global Trends.

            OWNERSHIP OF CONSUMER PRODUCTS AND GLOBAL TRENDS SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001 to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of Consumer Products:

                                                                                            PERCENT OWNED
                                          CLASS OF   NUMBER OF SHARES    PERCENT OWNED      OF RECORD AND
NAME AND ADDRESS                           SHARES         OWNED            OF RECORD*        BENEFICIALLY
----------------                          --------   ----------------   ----------------   ----------------
Merrill Lynch Pierce Fenner Smith.......   Class B      279,229.09            6.50%               -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr East 2nd Floor
  Jacksonville, FL 32246
Merrill Lynch Pierce Fenner Smith.......   Class C       16,228.64            9.70%               -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr East 2nd Floor
  Jacksonville, FL 32246

---------------

* AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AST, owned 5% or more of any class of the outstanding shares of Global Trends:

                                                                                            PERCENT OWNED
                                          CLASS OF   NUMBER OF SHARES    PERCENT OWNED      OF RECORD AND
NAME AND ADDRESS                           SHARES         OWNED            OF RECORD*        BENEFICIALLY
----------------                          --------   ----------------   ----------------   ----------------
Salomon Smith Barney Inc. ..............   Class C       13,813.61            9.34%               -0-
  333 West 34th St. -- 3rd Floor
  New York, New York 10001
Merrill Lynch Pierce Fenner Smith.......   Class C       10,163.21            6.87%               -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr East 2nd Floor
  Jacksonville, FL 32246

---------------

* AST has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND TRUSTEES

     To the best of the knowledge of AIF, the ownership of shares of Consumer Products by executive officers and trustees of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of May 30, 2001. To the best of the knowledge of AST, the ownership of shares of Global Trends by executive officers or trustees of AST as a group constituted less than 1% of the outstanding shares of each class of such fund as of May 30, 2001.

                                 CAPITALIZATION

     The following table sets forth as of December 31, 2000 the capitalization of Consumer Products Class A, Class B and Class C shares, the capitalization of Global Trends Class A, Class B and Class C Shares, and the pro forma capitalization of Global Trends Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                      CONSUMER PRODUCTS AND GLOBAL TRENDS

                                                                                     PRO FORMA GLOBAL
                                            CONSUMER PRODUCTS    GLOBAL TRENDS     TRENDS CLASS A SHARES
                                             CLASS A SHARES      CLASS A SHARES         AS ADJUSTED
                                            -----------------    --------------    ---------------------
Net Assets................................     $85,735,142        $20,750,956          $106,486,098
Shares Outstanding........................       3,472,907          1,556,298             7,988,862
Net Asset Value Per Share.................     $     24.69        $     13.33          $      13.33

                                                                                     PRO FORMA GLOBAL
                                            CONSUMER PRODUCTS    GLOBAL TRENDS     TRENDS CLASS B SHARES
                                             CLASS B SHARES      CLASS B SHARES         AS ADJUSTED
                                            -----------------    --------------    ---------------------
Net Assets................................    $110,504,247        $22,278,511          $132,782,758
Shares Outstanding........................       4,671,992          1,698,209            10,119,902
Net Asset Value Per Share.................    $      23.65        $     13.12          $      13.12

                                                                                     PRO FORMA GLOBAL
                                            CONSUMER PRODUCTS    GLOBAL TRENDS     TRENDS CLASS C SHARES
                                             CLASS C SHARES      CLASS C SHARES         AS ADJUSTED
                                            -----------------    --------------    ---------------------
Net Assets................................     $3,963,815          $1,789,117           $5,752,932
Shares Outstanding........................        167,522             136,437              438,769
Net Asset Value Per Share.................     $    23.66          $    13.11           $    13.11

                                 LEGAL MATTERS

     Certain legal matters concerning AIF and its participation in the Reorganization, the issuance of shares of Global Trends in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AST and its participation in the Reorganization will be passed upon by Kirkpatrick & Lockhart, LLP 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AST and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AST's registration statement containing the Prospectus and Statement of Additional Information relating to Global Trends is Registration No. 333-30551. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to Consumer Products is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AIF and AST are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AST and AIF (including the Registration Statement of AST relating to Global Trends on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIF, AST and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                 A PORTFOLIO OF

                              AIM INVESTMENT FUNDS

                                 JUNE 13, 2001

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
ARTICLE 1 DEFINITIONS........................................................    1
  Section 1.1.   Definitions.................................................    1
ARTICLE 2 TRANSFER OF ASSETS.................................................    4
  Section 2.1.   Reorganization of Consumer Products Fund....................    4
  Section 2.2.   Computation of Net Asset Value..............................    4
  Section 2.3.   Valuation Date..............................................    4
  Section 2.4.   Delivery....................................................    4
  Section 2.5.   Termination of Series.......................................    5
  Section 2.6.   Issuance of Global Trends Shares............................    5
  Section 2.7.   Investment Securities.......................................    5
  Section 2.8.   Liabilities and Expenses....................................    6
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIF..............................    6
  Section 3.1.   Organization; Authority.....................................    6
  Section 3.2.   Registration and Regulation of AIF..........................    6
  Section 3.3.   Financial Statements........................................    6
  Section 3.4.   No Material Adverse Changes; Contingent Liabilities.........    6
  Section 3.5.   Fund Shares; Liabilities; Business Operations...............    6
  Section 3.6.   Accountants.................................................    7
  Section 3.7.   Binding Obligation..........................................    7
  Section 3.8.   No Breaches or Defaults.....................................    7
  Section 3.9.   Authorizations or Consents..................................    8
  Section 3.10.  Permits.....................................................    8
  Section 3.11.  No Actions, Suits or Proceedings............................    8
  Section 3.12.  Contracts...................................................    8
  Section 3.13.  Properties and Assets.......................................    8
  Section 3.14.  Taxes.......................................................    9
  Section 3.15.  Benefit and Employment Obligations..........................    9
  Section 3.16.  Brokers.....................................................    9
  Section 3.17.  Voting Requirements.........................................    9
  Section 3.18.  State Takeover Statutes.....................................    9
  Section 3.19.  Books and Records...........................................   10
  Section 3.20.  Prospectus and Statement of Additional Information..........   10
  Section 3.21.  No Distribution.............................................   10
  Section 3.22.  Liabilities of Consumer Products Fund.......................   10
  Section 3.23.  Value of Shares.............................................   10
  Section 3.24.  Shareholder Expenses........................................   10
  Section 3.25.  Intercompany Indebtedness...................................   10
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AST..............................   10
  Section 4.1.   Organization; Authority.....................................   10
  Section 4.2.   Registration and Regulation of AST..........................   10
  Section 4.3.   Financial Statements........................................   11
  Section 4.4.   No Material Adverse Changes; Contingent Liabilities.........   11
  Section 4.5.   Registration of Global Trends Shares........................   11
  Section 4.6.   Accountants.................................................   12
  Section 4.7.   Binding Obligation..........................................   12
  Section 4.8.   No Breaches or Defaults.....................................   12
  Section 4.9.   Authorizations or Consents..................................   12
  Section 4.10.  Permits.....................................................   12
  Section 4.11.  No Actions, Suits or Proceedings............................   12

                                                                               PAGE
                                                                               ----
  Section 4.12.  Taxes.......................................................   13
  Section 4.13.  Brokers.....................................................   13
  Section 4.14.  Representations Concerning the Reorganization...............   13
  Section 4.15.  Prospectus and Statement of Additional Information..........   13
  Section 4.16.  Value of Shares.............................................   14
  Section 4.17.  Intercompany Indebtedness; Consideration....................   14
ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF GIP..............................   14
  Section 5.1.   Organization; Authority.....................................   14
  Section 5.2.   Financial Statements........................................   14
  Section 5.3.   No Material Adverse Changes; Contingent Liabilities.........   14
  Section 5.4.   Portfolio Shares; Business Operations.......................   14
  Section 5.5.   Binding Obligation..........................................   15
  Section 5.6.   No Breaches or Defaults.....................................   15
  Section 5.7.   Authorizations or Consents..................................   15
  Section 5.8.   No Actions, Suits or Proceedings............................   15
  Section 5.9.   Properties and Assets.......................................   15
  Section 5.10.  Taxes.......................................................   16
ARTICLE 6 COVENANTS..........................................................   16
  Section 6.1.   Conduct of Business.........................................   16
  Section 6.2.   Announcements...............................................   16
  Section 6.3.   Portfolio Composition.......................................   16
  Section 6.4.   Expenses....................................................   17
  Section 6.5.   Further Assurances..........................................   17
  Section 6.6.   Notice of Events............................................   17
  Section 6.7.   Access to Information.......................................   17
  Section 6.8.   Consents, Approvals and Filings.............................   17
  Section 6.9.   Submission of Agreement to Shareholders.....................   18
ARTICLE 7 CONDITIONS PRECEDENT TO THE REORGANIZATION.........................   18
  Section 7.1.   Conditions Precedent of AST.................................   18
  Section 7.2.   Mutual Conditions...........................................   18
  Section 7.3.   Conditions Precedent of AIF.................................   19
ARTICLE 8 TERMINATION OF AGREEMENT...........................................   20
  Section 8.1.   Termination.................................................   20
  Section 8.2.   Survival After Termination..................................   20
ARTICLE 9 MISCELLANEOUS......................................................   20
  Section 9.1.   Survival of Representations and Warranties..................   20
  Section 9.2.   Law Governing...............................................   20
  Section 9.3.   Binding Effect, Persons Benefiting, No Assignment...........   20
  Section 9.4.   Obligations of the Parties..................................   21
  Section 9.5.   Amendments..................................................   21
  Section 9.6.   Enforcement.................................................   21
  Section 9.7.   Interpretation..............................................   21
  Section 9.8.   Counterparts................................................   21
  Section 9.9.   Entire Agreement; Schedules.................................   21
  Section 9.10.  Notices.....................................................   22
  Section 9.11.  Representation by AIM Advisors..............................   22
Schedule 7.1(d)  Opinion of Counsel to AIF...................................   24
Schedule 7.2(g)  Tax Opinions................................................   24
Schedule 7.3(d)  Opinion of Counsel to AST...................................   25

                      AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 13, 2001 (the "Agreement"), by and among AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Global Consumer Products and Services Fund ("Consumer Products Fund"), AIM Series Trust, a Delaware business trust ("AST"), acting on behalf of AIM Global Trends Fund ("Global Trends"), Global Investment Portfolio, a Delaware business trust ("GIP"), acting on behalf of Global Consumer Products and Services Portfolio ("Consumer Products Portfolio"), and
A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIF is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in its investment portfolios, including Consumer Products Fund, for sale to the public; and

     WHEREAS, Consumer Products Fund invests all of its assets in the shares of Consumer Products Portfolio, a series of the shares of GIP.

     WHEREAS, AST is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in its investment portfolios, including Global Trends, for sale to the public; and

     WHEREAS, AIF desires to provide for the reorganization of Consumer Products Fund through the transfer of substantially all of the assets of Consumer Products Fund to Global Trends in exchange for the assumption by Global Trends of all of the liabilities of Consumer Products Fund and the issuance by AST of shares of Global Trends to the shareholders of Consumer Products Fund in the manner set forth in this Agreement; and

     WHEREAS, GIP desires to facilitate the reorganization of Consumer Products Fund by transferring all of the assets and liabilities of Consumer Products Portfolio to Consumer Products Fund, in exchange for all of the issued and outstanding shares of Consumer Products Portfolio held by Consumer Products Fund.

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AIM Advisors" means A I M Advisors, Inc., a Delaware corporation.

     "AIF" means AIM Investment Funds, a Delaware business trust.

     "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, Registration No. 33-19338.

     "AST" means AIM Series Trust, a Delaware business trust.

     "AST Registration Statement" means the registration statement on Form N-1A of AST, as amended, Registration No. 333-30551, that is applicable to Global Trends.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIF on behalf of Consumer Products Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AIF.

     "Consumer Products Fund" means AIM Global Consumer Products and Services Fund, an investment portfolio of AIF.

     "Consumer Products Fund Class A Shares" means Class A Shares of beneficial interest of Consumer Products Fund issued by AIF.

     "Consumer Products Fund Class B Shares" means Class B Shares of beneficial interest of Consumer Products Fund issued by AIF.

     "Consumer Products Fund Class C Shares" means Class C Shares of beneficial interest of Consumer Products Fund issued by AIF.

     "Consumer Products Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "Consumer Products Fund Shareholders" means the holders of record as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date of the issued and outstanding shares of beneficial interest in Consumer Products Fund.

     "Consumer Products Fund Shareholders Meeting" means a meeting of the shareholders of Consumer Products Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

     "Consumer Products Fund Shares" means the issued and outstanding shares of beneficial interest in Consumer Products Fund.

     "Consumer Products Portfolio" means Global Consumer Products and Services Portfolio, an investment portfolio of GIP.

     "Closing" means the consummation of the Reorganization.

     "Closing Date" means September 10, 2001, or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Global Trends and Consumer Products Fund.

     "Effective Time" shall mean 8:00 a.m. Central Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "GIP" means Global Investment Portfolio, a Delaware business trust.

     "Global Trends" means AIM Global Trends Fund, an investment portfolio of
AST.

     "Global Trends Class A Shares" means Class A Shares of beneficial interest of Global Trends issued by AST.

     "Global Trends Class B Shares" means Class B Shares of beneficial interest of Global Trends issued by AST.

     "Global Trends Class C Shares" means Class C Shares of beneficial interest of Global Trends issued by AST.

     "Global Trends Shares" means the shares of Global Trends issued by AST, each representing an interest in Global Trends.

     "Global Trends Financial Statements shall have the meaning set forth in
Section 4.3 of this Agreement.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the transfer of the assets and liabilities of Consumer Products Portfolio to Consumer Products Fund, followed immediately by the acquisition of the assets of Consumer Products Fund by Global Trends in consideration of the assumption by Global Trends of all of the liabilities of Consumer Products Fund and the issuance by AST of Global Trends Shares directly to Consumer Products Fund Shareholders as described in this Agreement.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Consumer Products Fund.

     (a) Immediately prior to the Effective Time, all of the assets of Consumer Products Portfolio will be transferred to the Custodian for the account of Consumer Products Fund, and the issued and outstanding shares of beneficial interest in Consumer Products Portfolio will be redeemed and cancelled.

     (b) At the Effective Time, all of the assets of Consumer Products Fund shall be transferred, assigned and delivered to the Custodian for the account of Global Trends in exchange for the assumption by Global Trends of all of the liabilities of any kind of Consumer Products Fund and delivery by AST directly to Consumer Products Fund Shareholders, in the manner described in Section 2.6 below, of a number of Global Trends Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of Consumer Products Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below.

     SECTION 2.2. Computation of Net Asset Value.

     (a) The net asset value of Global Trends Shares shall be determined on the Valuation Date in accordance with the policies and procedures of Global Trends as described in the AST Registration Statement.

     (b) The net value of the assets of Consumer Products Fund to be transferred to Global Trends pursuant to this Agreement shall be determined on the Valuation Date in accordance with the policies and procedures of Consumer Products Fund as described in the AIF Registration Statement.

     (c) All computations of value regarding the net assets of Consumer Products Fund and the net asset value of Global Trends Shares to be issued pursuant to this Agreement shall be made by agreement of AST and AIF. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The assets of Consumer Products Fund and the net asset value per share of Global Trends Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     SECTION 2.4. Delivery.

     (a) GIP shall instruct the Custodian to transfer the assets of Consumer Products Portfolio to Consumer Products Fund, and AIF shall instruct the Custodian to transfer such assets to the account of Global Trends, at the Effective Time. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof.

     (b) If, on the Closing Date, delivery of securities held by Consumer Products Portfolio cannot be made in the manner contemplated by Section 2.4(a) for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Consumer Products Portfolio or its broker or brokers, then, AST shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if there is delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AST or the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series.

     (a) The share transfer books of Consumer Products Portfolio will be permanently closed as of the close of business on the Valuation Date.

     (b) The share transfer books of Consumer Products Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Consumer Products Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by AIF. Redemption requests thereafter received by Consumer Products Fund shall be deemed to be redemption requests for Global Trends Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Consumer Products Fund Shareholders under this Agreement.

     (c) As soon as reasonably practicable after the Closing Date, GIP shall terminate Consumer Products Portfolio as a series of its shares of beneficial interest and AIF shall terminate Consumer Products Fund as a series of its shares of beneficial interests.

     SECTION 2.6. Issuance of Global Trends Shares.

     (a) At the Effective Time, (i) each Consumer Products Fund Shareholder of record as of the close of regular trading on the NYSE on the Valuation Date holding Consumer Products Fund Class A shares shall be issued that number of full and fractional shares of Global Trends Class A shares having a net asset value equal to the net asset value of the Consumer Products Fund Class A shares held by such Consumer Products Fund Shareholder on the Valuation Date, (ii) each Consumer Products Fund Shareholder of record as of the Valuation Date holding Consumer Products Fund Class B shares shall be issued that number of full and fractional shares of Global Trends Class B shares having a net asset value equal to the net asset value of the Consumer Products Fund Class B shares held by such Consumer Products Fund Shareholders on the Valuation Date, and (iii) each Consumer Products Fund Shareholder of record on the Valuation Date holding Consumer Products Fund Class C shares shall be issued that number of full and fractional shares of Global Trends Class C shares having a net asset value equal to the net asset value of the Consumer Products Fund Class C shares held by such Consumer Products Fund Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Consumer Products Fund shall thereupon be cancelled on the books of AIF.

     (b) AIF shall provide instructions to the transfer agent of AST with respect to Global Trends Class A shares, Global Trends Class B shares, and Global Trends Class C shares to be issued to Consumer Products Fund Shareholders. AST shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AST shall record on its books the ownership of Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares by Consumer Products Fund Shareholders and shall forward a confirmation of such ownership to Consumer Products Fund Shareholders. No redemption or repurchase of such shares credited to former Consumer Products Fund Shareholders in respect of shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AST for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AST.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, GIP shall deliver a list setting forth the securities Consumer Products Portfolio then owns together with the respective Federal income tax bases thereof. GIP shall provide to AST on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Global Trends hereunder. Such records shall be made available by GIP prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AST upon reasonable request.

     SECTION 2.8. Liabilities and Expenses. Consumer Products Portfolio and Consumer Products Fund shall use their reasonable best efforts to discharge all of their respective known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AIF

     AIF, on behalf of Consumer Products Fund, represents and warrants to AST that:

     SECTION 3.1. Organization; Authority. AIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AIF. AIF is duly registered with the SEC as an investment company under the Investment Company Act and all Consumer Products Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification. Consumer Products Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Consumer Products Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIF Registration Statement currently in effect. The value of the net assets of Consumer Products Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Consumer Products Fund and all purchases and redemptions of Consumer Products Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Consumer Products Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated October 31, 2000, of Consumer Products Fund previously delivered to AST (the "Consumer Products Fund Financial Statements"), present fairly in all material respects the financial position of Consumer Products Fund, as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Consumer Products Fund or the status of Consumer Products Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Consumer Products Fund or occurring in the ordinary course of business of Consumer Products Fund or AIF. There are no contingent liabilities of Consumer Products Fund not disclosed in the Consumer Products Fund Financial Statements, which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5. Fund Shares; Liabilities; Business Operations.

     (a) The Consumer Products Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the Closing Date, neither Consumer Products Fund nor any person related to Consumer Products Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Consumer Products Fund, except for shares redeemed in the ordinary course of Consumer Products Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to Consumer Products Fund shares, except for (a) distributions necessary to satisfy the requirements of Section 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Consumer Products Fund on the date of this Agreement.

     (c) At the time of the Reorganization, Consumer Products Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Consumer Products Fund Shares, except for the right of investors to acquire Consumer Products Fund Shares at net asset value in the ordinary course of their business as an open-end diversified management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations, and ending on the Closing Date, Consumer Products Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner through investment of substantially all of its assets in shares of Consumer Products Portfolio. From the date it commenced operations, and ending on the Closing Date, Consumer Products Portfolio will have conducted its historical business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner and at least 33 1/3 percent of its shares will have been owned at all times by Consumer Products Fund. As provided herein, Consumer Products Fund shall redeem in kind all of its shares of Consumer Products Portfolio immediately prior to the Effective Time. In anticipation of the Reorganization, Consumer Products Portfolio will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Global Trends.

     (e) AIF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. PricewaterhouseCoopers, LLP, which has reported upon the Consumer Products Fund Financial Statements for the period ended October 31, 2000, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIF on behalf of Consumer Products Fund and, assuming this Agreement has been duly executed and delivered by the other parties hereto and approved by Consumer Products Fund Shareholders, constitutes the legal, valid and binding obligation of AIF, enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of Consumer Products Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIF on behalf of Consumer Products Fund and performance by AIF of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIF, other than Consumer Products Fund Shareholder approval, and
(i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Consumer Products Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of Consumer Products Fund or to which any of Consumer Products Fund's properties may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any of Consumer Products Fund's properties. AIF is not under the jurisdiction of a court in a Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF in connection with the due execution and delivery by AIF of this Agreement and the consummation by AIF of the transactions contemplated hereby.

     SECTION 3.10. Permits. AIF has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Consumer Products Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally against AIF affecting any property, asset, interest, or right of Consumer Products Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Consumer Products Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIF's conduct of the business of Consumer Products Fund affecting in any significant respect the conduct of such business. AIF is not, and has not been, to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Consumer Products Fund.

     SECTION 3.12. Contracts. AIF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Consumer Products Fund, by which the assets, business, or operations of Consumer Products Fund may be bound or affected, or under which it or the assets, business or operations of Consumer Products Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIF, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Consumer Products Fund has good and marketable title to all properties and assets reflected in the Resource Fund Financial Statements, as owned by it, free and clear of all Liens, except as described in the Consumer Products Fund Financial Statements.

     SECTION 3.14. Taxes.

     (a) Consumer Products Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Consumer Products Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Consumer Products Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of Consumer Products Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Consumer Products Fund arising by reason of undistributed investment company taxable income or net capital gain, AIF will declare to Consumer Products Fund Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Consumer Products Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2000 and for the short taxable year beginning on November 1, 2000 and ending on the Closing Date and
(B) all of Consumer Products Fund's net capital gains realized in its taxable year ended October 31, 2000 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Consumer Products Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Consumer Products Fund for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Consumer Products Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Consumer Products Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

     (c) To the best of our knowledge, Consumer Products Fund's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Consumer Products Fund shall not have any obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and shall have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that effective September 1, 2001, Consumer Products Fund shall become liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIF, Consumer Products Fund in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

     SECTION 3.17. Voting Requirements. The vote of a majority of the shares cast at a meeting of Consumer Products Fund shareholders at which a quorum is present (the "Required Shareholder Vote"), are the only votes of the holders of any class or series of shares of beneficial interest of Consumer Products Fund necessary to approve this Agreement and the transactions contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of AIF relating to Consumer Products Fund, reflecting, among other things, the purchase and sale of Consumer Products Fund Shares by Consumer Products Fund Shareholders, the number of issued and outstanding shares owned by Consumer Products Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Consumer Products Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Global Trends Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Consumer Products Fund. The liabilities of Consumer Products Fund that are to be assumed by Global Trends in connection with the Reorganization, or which the assets of Consumer Products Fund to be transferred in the Reorganization are subject, were incurred by Consumer Products Fund in the ordinary course of its business. The fair market value of the assets of Consumer Products Fund to be transferred to Global Trends in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Global Trends plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets transferred to Global Trends will equal or exceed the sum of the liabilities to be assumed by Global Trends plus the amount of liabilities to which the transferred assets are subject.

     SECTION 3.23. Value of Shares. The fair market value of Global Trends Class A shares received by Fund Shareholders will be approximately equal to the fair market value of the Consumer Products Fund Class A shares constructively surrendered in exchange therefor, and the fair market value of Global Trends Class B shares and Global Trends Class C shares received by Consumer Products Fund Shareholders will be approximately equal to the fair market value of the Consumer Products Fund Class B shares and the Consumer Products Fund Class C shares constructively surrendered therefor.

     SECTION 3.24. Shareholder Expenses. Consumer Products Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between AIF and AST that was issued, acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AST

     AST, on behalf of Global Trends, represents and warrants to AIF as follows:

     SECTION 4.1. Organization; Authority. AST is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AST. AST is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company. Global Trends is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Global Trends is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AST Registration Statement currently in effect. The value of the net assets of the Global Trends is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

     SECTION 4.3. Financial Statements. The books of account and related records of Global Trends fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 2000, of Global Trends previously delivered to AIF (the "Global Trends Financial Statements") present fairly in all material respects the financial position of Global Trends as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since December 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Global Trends or the status of Global Trends as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Global Trends or occurring in the ordinary course of business of Global Trends or AST. There are no contingent liabilities of Global Trends not disclosed in Global Trends Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Global Trends Shares.

     (a) The shares of beneficial interest of AST comprise the portfolio of Global Trends. Global Trends currently has 3 classes of shares, Class A shares, Class B shares, and Class C shares. Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AST is authorized to issue an unlimited number of shares of any class representing an investment in any of its portfolios, including Global Trends.

     (b) Global Trends Shares of AST to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AST then in effect.

     (c) Global Trends Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, Global Trends shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Global Trends Shares except for the right of investors to acquire Global Trends Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AST's Registration Statement on Form N-14 shall be furnished to AIF and Consumer Products Fund Shareholders entitled to vote at the Consumer Products Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Global Trends, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIF for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Global Trends which have been or are being offered for sale (other than Global Trends Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AST Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AST to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. PricewaterhouseCoopers LLP, which has reported upon Global Trends Financial Statements for the period ended December 31, 2000, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AST on behalf of Global Trends and, assuming this Agreement has been duly executed and delivered by the other parties hereto, constitutes the legal, valid and binding obligation of AST, enforceable against AST in accordance with its terms from and with respect to the revenues and assets of Global Trends, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by AST on behalf of Global Trends and performance by AST of its obligations hereunder have been duly authorized by all necessary trust action on the part of AST and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AST and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the assets of Global Trends (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AST is a party or by which it may be bound which relates to the assets of Global Trends or to which any properties of Global Trends may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AST or any of Global Trends' properties.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AST in connection with the due execution and delivery by AST of this Agreement and the consummation by AST of the transactions contemplated hereby.

     SECTION 4.10. Permits. AST has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Global Trends, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AST there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11. No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AST, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AST before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AST, threatened in writing or, if probable of assertion, orally against AST affecting any property, asset, interest, or right of Global Trends, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Global Trends. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AST's conduct of the business of Global Trends affecting in any significant respect the conduct of such business. AST is not, and has not been, to the knowledge of AST, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Global Trends.

     SECTION 4.12. Taxes.

     (a) Global Trends has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Global Trends has qualified as such for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year.

     (b) Global Trends has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Global Trends for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Global Trends, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Global Trends is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

     (c) Global Trends' fiscal year has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AST or Global Trends in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AST or any action taken by it.

     SECTION 4.14. Representations Concerning the Reorganization.

     (a) Global Trends does not own directly or indirectly, nor will it have owned at any time during the period beginning August 30, 1999, and ending on the Closing Date, any shares of Consumer Products Fund. Prior to August 30, 1999, Global Trends purchased and redeemed shares of Consumer Products Fund in the ordinary course of its business as a "fund of funds" and not in anticipation of the Reorganization.

     (b) Prior to or in the Reorganization, neither Global Trends or any person related to Global Trends (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Consumer Products Fund with consideration other than shares of Global Trends. There is no plan or intention by Global Trends or any person related to Global Trends to redeem or acquire any of the Global Trends shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Global Trends' business as an open-end investment company as required by the 1940 Act.

     (c) Global Trends has no plan or intention to sell or otherwise dispose of any of the assets of Consumer Products Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (d) Following the Reorganization Global Trends will continue the "historic business" of Consumer Products Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Consumer Products Fund's historic business assets in a business.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Global Trends as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of Global Trends Class A shares received by Consumer Products Fund Shareholders will be approximately equal to the fair market value of Consumer Products Fund Class A shares constructively surrendered in exchange therefor, and the fair market value of the Global Trends Class B shares and Global Trends Class C shares received by Consumer Products Fund Shareholders will be approximately equal to the fair market value of the Consumer Products Fund Class B shares and Consumer Products Fund Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between AIF and AST that was issued or acquired, or will be settled, at a discount. No consideration other than Global Trends Shares (and Global Trends' assumption of Consumer Products Fund's liabilities, including for this purpose all liabilities to which the assets of Consumer Products Fund are subject) will be issued in exchange for the assets of Consumer Products Fund acquired by Global Trends in connection with the Reorganization. The fair market value of the assets of Consumer Products Fund transferred to Global Trends in the Reorganization will equal or exceed the sum of the liabilities assumed by Global Trends, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                     REPRESENTATIONS AND WARRANTIES OF GIP

     GIP, on behalf of Consumer Products Portfolio, represents and warrants to AST that:

     SECTION 5.1. Organization; Authority. GIP is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 5.2. Financial Statements. The books of account and related records of Consumer Products Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated October 31, 2000, of Consumer Products Portfolio (the "Consumer Products Portfolio Financial Statements") present fairly in all material respects the financial position of Consumer Products Portfolio, as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 5.3. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Consumer Products Portfolio or the status of Consumer Products Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Consumer Products Portfolio or occurring in the ordinary course of business of Consumer Products Portfolio or GIP. There are no contingent liabilities of Consumer Products Portfolio not disclosed in the Consumer Products Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 5.4. Portfolio Shares; Business Operations.

     (a) At the time of the Reorganization, Consumer Products Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Consumer Products Portfolio shares, except for the right of investors to acquire Consumer Products Portfolio shares at net asset value in the ordinary course of its business.

     (b) Consumer Products Portfolio is in compliance in all material respects with the investment policies and restrictions applicable to it.

     SECTION 5.5. Binding Obligation. This Agreement has been duly authorized, executed and delivered by GIP on behalf of Consumer Products Portfolio and, assuming this Agreement has been duly executed and delivered by the other parties hereto, constitutes the legal, valid and binding obligation of GIP, enforceable against GIP in accordance with its terms from and with respect to the revenues and assets of Consumer Products Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 5.6. No Breaches or Defaults. The execution and delivery of this Agreement by GIP on behalf of Consumer Products Portfolio and performance by GIP of its obligations hereunder has been duly authorized by all necessary trust action on the part of GIP, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of GIP and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Consumer Products Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which GIP is a party or by which it may be bound and which relates to the assets of Consumer Products Portfolio or to which any of Consumer Products Portfolio's properties may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over GIP or any of Consumer Products Portfolio's properties.

     SECTION 5.7. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by GIP in connection with the due execution and delivery by GIP of this Agreement and the consummation by GIP of the transactions contemplated hereby.

     SECTION 5.8. No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of GIP, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against GIP before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of GIP, threatened in writing or, if probable of assertion, orally against GIP affecting any property, asset, interest, or right of Consumer Products Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Consumer Products Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to GIP's conduct of the business of Consumer Products Portfolio affecting in any significant respect the conduct of such business. GIP is not, and has not been, to the knowledge of GIP, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Consumer Products Portfolio.

     SECTION 5.9. Properties and Assets. Consumer Products Portfolio has good and marketable title to all properties and assets reflected in the Consumer Products Portfolio Financial Statements, as owned by it, free and clear of all Liens, except as described in the Consumer Products Portfolio Financial Statements.

     SECTION 5.10. Taxes.

     (a) Consumer Products Portfolio is treated as a separate entity for federal income tax purposes, is classified as a partnership under Section 7701 of the Code and is not a publicly-traded partnership under Section 7704 of the Code.

     (b) Since Consumer Products Portfolio's inception, Consumer Products Portfolio's assets have consisted solely of cash; corporate stock and equity securities; notes, bonds, debentures, and other evidences of indebtedness; interest rate, currency, or equity notional principal contracts; foreign currencies; and interests in or derivative financial instruments (including options, forward or futures contracts, short positions and similar financial instruments) in the assets listed above.

     (c) Consumer Products Portfolio has engaged only in investment activities for its own account.

     (d) Each shareholder of Consumer Products Portfolio has contributed only cash to Consumer Products Portfolio.

     (e) To the best of our knowledge, Consumer Products Portfolio has rarely held interests in other entities that are classified as partnerships under
Section 7701 of the Code and has never made an election to adjust the basis of its assets under Section 754 of the Code.

                                   ARTICLE 6

                                   COVENANTS

     SECTION 6.1. Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 8), AIF shall conduct the business of Consumer Products Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Consumer Products Fund in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 8), AST shall conduct the business of Global Trends only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Global Trends in the ordinary course in all material respects.

     (c) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 8), GIP shall conduct the business of Consumer Products Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Consumer Products Portfolio in the ordinary course in all material respects.

     SECTION 6.2. Announcements. The parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and no party shall issue any such press release or make any public statement without the prior written approval of the other parties to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 6.3. Portfolio Composition. The parties agree that in the event that AST determines in its sole discretion that any securities owned by Consumer Products Portfolio are securities that are inconsistent with the investment objectives and investment strategies of Global Trends, AST will instruct GIP, at least 30 days prior to the Closing Date, to dispose of such securities and GIP will comply with such instruction or advise AST that it elects not to dispose of such securities and will transfer such securities to AST at the Effective Time pursuant to Section 2.1(b) hereof; provided, however, that GIP will not be required to dispose of Consumer Products Portfolio assets to the extent that such dispositions would, in the aggregate, cause 50% or more at the net asset value of Consumer Products Portfolio on the Closing Date to consist of assets (including cash) acquired at the request of AST or of assets other than its historic business assets.

     SECTION 6.4. Expenses. Consumer Products Portfolio, Consumer Products Fund and Global Trends shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

     SECTION 6.5. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 6.6. Notice of Events. AST shall give prompt notice to AIF, and AIF shall give prompt notice to AST, of (a) the occurrence or nonoccurrence of any event which to the knowledge of AST or to the knowledge of AIF, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AST, Sections 7.1 and 7.2 or (ii) in the case of AIF, Sections 7.2 and 7.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 6.7. Access to Information.

     (a) AIF will, during regular business hours and on reasonable prior notice, allow AST and its authorized representatives reasonable access to the books and records of AIF pertaining to the assets of Consumer Products Fund and to officers of AIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIF.

     (b) AST will, during regular business hours and on reasonable prior notice, allow AIF and its authorized representatives reasonable access to the books and records of AST pertaining to the assets of Global Trends and to officers of AST knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AST.

     (c) GIP will, during regular business hours and on reasonable prior notice, allow AST and AIF and their authorized representatives reasonable access to the books and records of GIP pertaining to the assets of Consumer Products Portfolio and to officers of GIP knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of GIP.

     SECTION 6.8. Consents, Approvals and Filings. Each of GIP, AIF and AST shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this

Agreement. In addition, each of GIP, AIF and AST shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of GIP, AIF and AST shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 6.9. Submission of Agreement to Shareholders. AIF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Consumer Products Fund Shareholders Meeting. AIF shall, through its Board of Trustees, recommend to Consumer Products Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIF shall use its reasonable best efforts to hold the Consumer Products Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 7

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 7.1. Conditions Precedent of AST. The obligation of AST to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AST.

     (a) The representations and warranties of AIF on behalf of Consumer Products Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIF shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) The representations and warranties of GIP on behalf of Consumer Products Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (d) GIP shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (e) AST shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF on behalf of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Section 7.1(a) and (b) have been satisfied, (ii) a certificate, dated as of the Closing Date, from an officer of GIP on behalf of GIP in such individual's capacity as an officer of GIP and not as in individual, to the effect that the conditions specified in Section 7.1(c) and (d) have been satisfied, and (iii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AIF, and resolutions, consents and authorizations of or regarding AIF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (f) AST shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AIF, or other counsel reasonably acceptable to AST, in form and substance reasonably acceptable to counsel for AST, as to the matters set forth in Schedule 7.1(d).

     SECTION 7.2. Mutual Conditions. The obligations of AIF and AST to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AIF and AST, but only if and to the extent that such waiver is mutual.

     (a) All of the issued and outstanding shares of Consumer Products Portfolio shall have been redeemed by the transfer of all of the assets of Consumer Products Portfolio to Consumer Products Fund and the cancellation of all of the issued and outstanding shares of the Consumer Products Portfolio.

     (b) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIF, GIP and AST shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (c) This Agreement, the Reorganization of Consumer Products Fund and related corporate matters shall have been approved and adopted at the Consumer Products Fund Shareholders Meeting by the shareholders of Consumer Products Fund on the record date by the Required Shareholders Vote.

     (d) The assets of Consumer Products Fund to be acquired by Global Trends shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Consumer Products Fund, immediately prior to the Reorganization. For purposes of this Section 7.2(d), assets used by Consumer Products Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Consumer Products Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Consumer Products Fund held immediately prior to the Reorganization.

     (e) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (f) The Registration Statement on Form N-14 filed by AST with respect to Global Trends Shares to be issued to Consumer Products Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (g) AIF and AST shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form, scope and substance satisfactory to AIF and AST, set forth on Schedule 7.2(g). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AIF, AST and others, and the officers of AIF and AST shall use their best efforts to make available such truthful certificates.

     (h) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 7.3. Conditions Precedent of AIF. The obligation of AIF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

     (a) The representations and warranties of AST on behalf of Global Trends set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AST shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AST on behalf of AST, in such individual's capacity as an officer of AST and not as an individual, to the effect that the conditions specified in Section 7.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AST certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, of AST and resolutions, consents and authorizations of or regarding AST with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AST, or other counsel reasonably acceptable to AIF, in form and substance reasonably acceptable to counsel for AIF, as to the matters set forth on Schedule 7.3(d).

                                   ARTICLE 8

                            TERMINATION OF AGREEMENT

     SECTION 8.1. Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIF and AST; or

          (ii) at the election of AIF or AST:

             (A) if the Closing Date shall not be on or before December 31, 2001, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if upon a vote at the Consumer Products Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder vote shall not have been obtained as contemplated by Section 6.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 8.2. Survival After Termination. If this Agreement is terminated in accordance with Section 8.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of Section 6.4.

                                   ARTICLE 9

                                 MISCELLANEOUS

     SECTION 9.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 9.2. Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 9.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 9.4. Obligations of the Parties.

     (a) The parties hereby acknowledge and agree that Global Trends is a separate investment portfolio of AST, that AST is executing this Agreement on behalf of Global Trends, and that any amounts payable by AST under or in connection with this Agreement shall be payable solely from the revenues and assets of Global Trends. The parties further acknowledge and agree that this Agreement has been executed by a duly authorized officer of AST in his or her capacity as an officer of AST intending to bind AST as provided herein, and that no officer, trustee or shareholder of AST shall be personally liable for the liabilities or obligations of AST incurred hereunder.

     (b) The parties hereby acknowledge and agree that Consumer Products Fund is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of Consumer Products Fund and that any amounts payable by AIF under or in connection with this Agreement in respect of Consumer Products Fund shall be payable solely from the revenues and assets of Consumer Products Fund. The parties further acknowledge and agree that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, trustee or shareholder of AIF shall be personally liable for the liabilities of AIF incurred hereunder.

     (c) The parties hereby acknowledge and agree that Consumer Products Portfolio is a separate investment portfolios of GIP, that GIP is executing this Agreement on behalf of Consumer Products Portfolio and that any amounts payable by GIP under or in connection with this Agreement in respect of Consumer Products Portfolio shall be payable solely from the revenues and assets of Consumer Products Portfolio. The parties further acknowledge and agree that this Agreement has been executed by a duly authorized officer of GIP in his or her capacity as an officer of GIP intending to bind GIP as provided herein, and that no officer, trustee or shareholder of GIP shall be personally liable for the liabilities of GIP incurred hereunder.

     SECTION 9.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by each party to this Agreement.

     SECTION 9.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 9.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3, 4 or 5 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 9.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 9.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 9.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AST:

         AIM Series Trust
         11 Greenway Plaza, Suite 100
         Houston, Texas 77046-1173
         Attn: Carol F. Relihan, Esq.
         Fax: (713) 993-9185

         with a copy to:

         Ballard Spahr Andrews & Ingersoll, LLP
         1735 Market Street, 51st Floor
         Philadelphia, Pennsylvania 19103-7599
         Attn: William H. Rheiner, Esq.
         Fax: (215) 864-8999

     (b) If to AIF or GIP:

         AIM Investment Funds
         11 Greenway Plaza, Suite 100
         Houston, Texas 77046-1173
         Attn: Carol F. Relihan, Esq.
         Fax: (713) 993-9185

         with a copy to:

         Kirkpatrick & Lockhart LLP
         1800 Massachusetts Avenue, NW
         Washington, DC 20036-1800
         Attn: Arthur J. Brown, Esq.
         Fax: (202) 778-9100

     SECTION 9.11. Representation by AIM Advisors. In its capacity as investment adviser to AST, AIM Advisors represents to AIF that to the best of its knowledge the representations and warranties of AST and Global Trends contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIF, AIM Advisors represents to AST that to the best of its knowledge the representations and warranties of AIF and Consumer Products Fund are true and correct as of the date of this Agreement. For purposes of this Section 9.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AST and Global Trends and to AIF and Consumer Products Fund do not have actual knowledge to the contrary.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM INVESTMENT FUNDS, acting on
                                            behalf of AIM Global Consumer
                                            Products and Services Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                            AIM SERIES TRUST, acting on behalf
                                            of AIM Global Trends Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                            GLOBAL INVESTMENT PORTFOLIO, acting
                                            on behalf of Global Consumer
                                            Products Portfolio

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                            A I M ADVISORS, INC.

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------

                                SCHEDULE 7.1(d)

                           OPINION OF COUNSEL TO AIF

     1. AIF is validly existing as a business trust under the Delaware Business Trust Act.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite trust action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of Consumer Products Fund.

     4. The Consumer Products Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Consumer Products Fund
(i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 7.2(G)

                                  TAX OPINIONS

     (i) In accordance with Section 731 of the Code, no gain or loss will be recognized by Consumer Products Portfolio or Consumer Products Fund upon the transfer of the assets of Consumer Products Portfolio to Consumer Products Fund in complete liquidation of Consumer Products Portfolio.

     (ii) The basis of the assets received by Consumer Products Fund in complete liquidation of Consumer Products Portfolio will be determined in accordance with
Section 732(b) of the Code.

     (iii) In accordance with Section 735(b) of the Code, the holding period of the assets received by Consumer Products Fund in complete liquidation of Consumer Products Portfolio will include the holding period for such assets in the hands of Consumer Products Portfolio.

     (iv) The transfer of the assets of Consumer Products Fund to Global Trends in exchange for the Global Trends Shares distributed directly to Consumer Products Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Consumer Products Fund and AST will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

     (v) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Consumer Products Fund on the transfer of its assets to Global Trends solely in exchange for Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares or on the distribution of such Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares to Consumer Products Fund Shareholders.

     (vi) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Global Trends upon the receipt of assets of Consumer Products Fund in exchange for Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares issued directly to Consumer Products Fund Shareholders.

     (vii) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Consumer Products Fund Shareholders on the receipt of Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares in exchange for their Consumer Products Fund Shares.

     (viii) In accordance with Section 362(b) of the Code, the basis to Global Trends of the assets of Consumer Products Fund transferred to it will be the same as the basis of such assets in the hands of Consumer Products Fund immediately prior to the Reorganization.

     (ix) In accordance with Section 358(a) of the Code, the basis of a Consumer Products Fund Shareholder for Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares received by such Consumer Products Fund Shareholder will be the same as his basis for Consumer Products Fund Shares exchanged therefor.

     (x) In accordance with Section 1223(1) of the Code, the holding period of a Consumer Products Fund Shareholder for Global Trends Class A shares, Global Trends Class B shares and Global Trends Class C shares will be determined by including said Consumer Products Fund Shareholder's holding period for Consumer Products Fund Shares exchanged therefor, provided that the shareholder held such Consumer Products Fund shares as a capital asset.

     (xi) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Consumer Products Fund transferred to Global Trends in the Reorganization will include the holding period for such assets in the hands of Consumer Products Fund.

                                SCHEDULE 7.3(D)

                           OPINION OF COUNSEL TO AST

     1. AST is validly existing as a business trust under the Delaware Business Trust Act.

     2. AST is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AST have been duly authorized and approved by all requisite trust action on the part of AST. The Agreement has been duly executed and delivered by AST and constitutes the valid and binding obligation of Global Trends.

     4. Global Trends Class A Shares, Global Trends Class B Shares and Global Trends Class C Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. AST is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Global Trends (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II


                            AIM GLOBAL TRENDS FUND

                      CLASS A, CLASS B AND CLASS C SHARES

                        Supplement dated June 14, 2001
                      to the Prospectus dated May 1, 2001

At a meeting held on June 12, 2001, the Board of Trustees of AIM Series Trust (the "trust"), on behalf of AIM Global Trends Fund (the "fund"), voted to request shareholders to approve the following items that will affect the fund:

   o A new advisory agreement between the company and A I M Advisors, Inc. ("AIM"). The principal changes to the advisory agreement are (i) the omitting of references to the provision of administrative services, and
      (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The proposed advisory agreement adds provisions relating to certain functions that would be performed by AIM in connection with the fund's securities lending program and for which AIM would receive compensation;

   o Changing certain of the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and

   o Making the fund's investment objective non-fundamental. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the trust without further approval by shareholders.

   o The Board of Trustees of the trust has called a meeting of the fund's shareholders to be held on or about August 17, 2001 to vote on these and other proposals. Only shareholders of record as of May 30, 2001 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about September 1, 2001.

      AIM GLOBAL TRENDS FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Global Trends Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      MAY 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are servicemarks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors:

  - consumer products and services

  - financial services

  - health care

  - infrastructure

  - natural resources and

  - telecommunications and technology.

The fund considers a company to be in one of these industry sectors if it (1) derives at least 50% of either its revenues or earnings from activities related to that industry; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year.

  The fund may also invest up to 35% of its assets in equity securities of issuers in other global industry sectors and in debt securities of U.S. and foreign issuers. The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers invest fund assets by initially determining the industry sectors that they believe provide the most advantageous investment opportunities for meeting the fund's investment objective. If the portfolio managers determine that certain sectors are facing slow or negative growth, they will not invest fund assets in those sectors at that time. The portfolio managers then analyze specific companies within these sectors for possible investment. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currency, or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in particular industries, an investment in the fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. The value of the shares of the fund will be especially susceptible to factors affecting the industries in which it focuses. In particular, each of the industries is subject to governmental regulation that may have a material effect on the products and services offered by companies in that industry.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

  Prior to August 27, 1999, the fund was not actively managed and invested its assets in other AIM funds (that were actively managed) based on the industry weighting of the companies comprising the Morgan Stanley Capital International ("MSCI") All Country World Index. Those AIM funds invested in the same global industry sectors the fund does: consumer products and services, financial services, health care, infrastructure, natural resources, and telecommunications and technology. Prior to that date, the fund, as a shareholder in other AIM funds, was indirectly bearing its pro rata share of the fees and expenses incurred by those funds.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                             ANNUAL
YEAR ENDED                                   TOTAL
DECEMBER 31                                  RETURNS
-----------                                  -------
1998 .......................................  9.37%
1999 ....................................... 51.93%
2000 ....................................... -7.90%

During the period shown in the bar chart, the highest quarterly return was 34.24% (quarter ended December 31, 1999) and the lowest quarterly return was -17.89% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                  SINCE     INCEPTION
December 31, 2000)                                           1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------------------------
Class A                                                      (12.29)%   11.20%    09/15/97
Class B                                                      (12.50)    11.61     09/15/97
Class C                                                       (9.21)    14.77     01/02/98
MSCI All Country World Index(1)                              (13.92)     9.49(2)  08/31/97(2)
MSCI World Index(3)                                          (13.18)    10.31(2)  08/31/97(2)
-------------------------------------------------------------------------------------------

(1) The MSCI All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.
(3)The MSCI World Index measures the performance of 1,578 securities listed on major world stock exchanges. The fund has elected to use the MSCI World Index because it more closely resembles the securities in which the fund invests.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There is no guarantee that actual expenses will be the same as those shown below.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None(1)    5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00

Other Expenses            0.66      0.66      0.66

Total Annual Fund
  Operating Expenses      2.14      2.64      2.64

Fee Waiver(2)             0.14      0.14      0.14

Net Expenses              2.00      2.50      2.50
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to limit the fund's total operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $682    $1,113    $1,570     $2,830
Class B    767     1,120     1,600      2,853
Class C    367       820     1,400      2,973
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $682    $1,113    $1,570     $2,830
Class B    267       820     1,400      2,853
Class C    267       820     1,400      2,973
----------------------------------------------

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2000, the advisor received compensation of 0.98% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

- Benjamin A. Hock, Jr., Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

- Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1986.

- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Trends Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

  Prior to August 27, 1999, the fund was not actively managed and invested in other AIM funds.


                                                                                  CLASS A(a)
                                                              ---------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) THROUGH
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 15.78     $11.46     $10.63         $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)     (0.06)     (0.02)          (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.11)      5.86       1.01           (0.31)
=================================================================================================================
    Total from investment operations                            (1.30)      5.80       0.99           (0.32)
=================================================================================================================
Less distributions:
  Dividends from net investment income                             --         --      (0.02)             --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.15)     (1.48)     (0.14)             --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --         --         --           (0.48)
=================================================================================================================
    Total distributions                                         (1.15)     (1.48)     (0.16)          (0.48)
=================================================================================================================
Net asset value, end of period                                $ 13.33     $15.78     $11.46         $ 10.63
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 (7.90)%    51.93%      9.37%          (2.68)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,751    $20,595    $17,822         $15,145
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(d)   1.03%      0.50%           0.50%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.14%(d)   1.16%      0.50%           0.50%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.27)%(d)  (0.50)%   (0.21)%         (0.35)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           260%       147%        28%              1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $21,286,571.
(e)  Annualized.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  CLASS B(a)
                                                              ---------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) THROUGH
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 15.62     $11.41     $10.62         $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)     (0.13)     (0.07)          (0.02)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.09)      5.82       1.00           (0.32)
=================================================================================================================
    Total from investment operations                            (1.35)      5.69       0.93           (0.34)
=================================================================================================================
Less distributions:
  Distributions from net realized gains                         (1.15)     (1.48)     (0.14)             --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --         --         --           (0.47)
=================================================================================================================
    Total distributions                                         (1.15)     (1.48)     (0.14)          (0.47)
=================================================================================================================
Net asset value, end of period                                $ 13.12     $15.62     $11.41         $ 10.62
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 (8.30)%    51.18%      8.83%          (2.83)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,279    $29,118    $25,555         $19,184
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(d)   1.53%      1.00%           1.00%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.64%(d)   1.66%      1.00%           1.00%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.77)%(d)  (1.00)%   (0.71)%         (0.85)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           260%       147%        28%              1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,336,340.
(e)  Annualized.

                                                                             CLASS C(a)
                                                              ----------------------------------------
                                                                                        JANUARY 2,
                                                                  YEAR ENDED           (DATE SALES
                                                                 DECEMBER 31,       COMMENCED) THROUGH
                                                              ------------------       DECEMBER 31,
                                                              2000(b)    1999(b)         1998(b)
                                                              -------    -------    ------------------
Net asset value, beginning of period                          $15.62     $11.40           $10.62
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)           (0.08)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.10)      5.83             1.00
======================================================================================================
    Total from investment operations                           (1.36)      5.70             0.92
======================================================================================================
Less distributions from net realized gains                     (1.15)     (1.48)           (0.14)
======================================================================================================
Net asset value, end of period                                $13.11     $15.62           $11.40
______________________________________________________________________________________________________
======================================================================================================
Total return(c)                                                (8.37)%    51.33%            8.94%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,789     $  500           $  249
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%            1.00%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%            1.00%(e)
======================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%         (0.71)%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                          260%       147%              28%
______________________________________________________________________________________________________
======================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,190,966.
(e)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/01                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         25                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--04/01                           A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $250,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $250,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE

You may, within 120 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--04/01                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--04/01                            A-8

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Global Trends Fund
SEC 1940 Act file number: 811-7787
----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GTR-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                   APPENDIX III

                       ANNUAL REPORT / MANAGERS' OVERVIEW

WORLD MARKETS STRUGGLE THROUGH VOLATILE 2000

HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE FISCAL YEAR?
Markets around the world endured a difficult year in 2000, as did those in the United States, and the fund felt the effects of this struggle. For the 12 months ended December 31, 2000, the fund posted total returns of -7.90% for Class A shares, -8.30% for Class B shares and -8.37% for Class C shares. (These returns are at net asset value, which does not include sales charges.) Even so, the fund outperformed its benchmark, the MSCI World Index, which had a return of -13.18% for the same period.

WHAT WERE SOME KEY TRENDS IN THE U.S. STOCK MARKET?
A strong U.S. market rally during the initial months of 2000 gave way to a volatile, downward-trending market for the rest of the year. The market's upward climb was regularly halted and sent backwards as concerns about tech-stock valuations, rising interest rates and corporate earnings took hold. In late summer and early fall, rising oil prices, unrest in the Middle East and corporate earnings concerns combined to produce another steep market decline. A number of major corporations reported earnings disappointments in the fall, as rising oil prices and a weak euro cut into profit margins.
    Uncertainty about the outcome of the U.S. presidential election also roiled markets, and the December resolution of the election controversy failed to produce a sustained stock-market rally. By then, the U.S. Federal Reserve Board (the Fed) indicated that it might consider cutting interest rates in the wake of slower growth (gross domestic product growth declined from an annual rate of 5.6% in the second quarter of 2000 to 2.2% in the third).
    However, the Fed's bias shift was insufficient to counteract investors' concerns, and most key market indexes recorded losses for the year. As in many international markets, in the United States value stocks outperformed growth stocks and smaller companies outperformed large companies for the year.

HOW DID WORLD MARKETS FARE DURING THE FISCAL YEAR?
Europe entered 2000 filled with TMT (technology, media and telecommunications) euphoria. Like many of their world brethren, European equity markets were enjoying the rapid appreciation of Internet and wireless stocks. The party ended abruptly in March, however, as inflation fears, rising interest rates and incredibly high stock valuations sparked a worldwide tech sell-off.
    European markets were not immune to the volatility sparked by the Nasdaq's spring plunge. The global meltdown of TMT stocks caused most world markets to give back all their high-tech gains. By year-end, few European indexes were in the black.
    A series of inflationary concerns also contributed to European stock-market volatility. The euro fell to a record low in October and put upward pressure on inflation by increasing the price of imported goods and commodities, such as oil. Any European company that has to pay for dollar-denominated materials such as oil, minerals and metals is negatively affected by a lower euro.
    The Japanese stock market mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. The world's second-largest economy, Japan slipped back into recession in early 2000. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns.

WHAT SECTORS/COUNTRIES CONTRIBUTED TO THE FUND'S PERFORMANCE?
Over the fiscal year, the fund's performance was largely driven by health care, energy, financials and technology. During the year we built significant weightings in health care and financials as these sectors' fundamentals and earnings improved, as well as adding to consumer-related products and services that people need regardless of market conditions. We greatly decreased our tech weighting as we strove to find solid growth prospects in that sector.
    The fund's shifts in regional or country allocation have been more a function of

                     -------------------------------------

                        EUROPEAN MARKETS WERE NOT IMMUNE

                        TO THE VOLATILITY SPARKED BY THE

                            NASDAQ'S SPRING PLUNGE.

                     -------------------------------------

                     -------------------------------------

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                     -------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

stock selection than regional strategy. We did increase our weighting in Europe, however, to take advantage of a soft market and better valuations there, especially in financial and energy positions. Our weighting in Japan has decreased significantly since a year ago as the country continues to struggle to bring itself out of recession and solid investment opportunities remain scarce.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
o DYNEGY: This company markets and trades electricity, natural gas, coal and other energy products in the United States, the United Kingdom and throughout continental Europe. Dynegy invests in power projects and has formed alliances with utility companies to sell energy in deregulated markets.
o NOVARTIS: The Swiss company's health-care operations account for 55% of its sales and include prescription drugs, contact lenses and ophthalmic medications. Novartis is one of the world's top five pharmaceutical firms.
o SANOFI-SYNTHELABO: Created by the merger of two French companies, Sanofi-Synthelabo specializes in cardiovascular, central nervous system, oncology and internal medicine formulations. The drug maker has a bevy of new drugs in its pipeline and its sights set on the United States' drug market.

WHAT WERE MARKETS LIKE AS THE FISCAL YEAR CLOSED?
Both domestically and overseas, the situation was mixed. There was widespread concern about a slowing U.S. economy and corporate earnings. Many believe that disappointing earnings may continue for the next six to eight months, as capital expenditures and consumer spending may decline. A lagging U.S.
economy could spell potential trouble for many overseas markets.
    Even in this uncertain environment, there are reasons for optimism. Inflation remains low, and many analysts believe that the Fed could cut rates over the next several months. Historically, declining interest rates bode well for stocks. Additionally, the new U.S. presidential administration is pushing for a tax cut, which may stimulate the economy and boost markets. And the economy is still growing, albeit at a slower, more reasonable pace.
    While European stock markets could still be volatile in the near term, the region's outlook is positive. Spending on technology and communications continues to increase, and many expect Europe's Internet penetration to surpass that of the United States in the near future. Government policies are also changing, with tax, pension and welfare reforms becoming more prevalent. Cross-country consolidation is becoming more common as mergers and acquisitions continue. And if the euro can sustain its upward trend and the U.S. economy slows, Europe might grow faster than the United States in the year ahead.

PORTFOLIO COMPOSITION

[ART WORK]

As of 12/31/00, based on total net assets

=================================================================================================================
TOP 10 EQUITY HOLDINGS                                         TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------
   1. UnitedHealth Group Inc.                      3.51%          1. Health Care (Drugs-Generic & Other)  8.37%
   2. Dynegy Inc.-Class A                          3.05           2. Oil & Gas (Drilling & Equipment)     7.64
   3. Novartis A.G. (Switzerland)                  2.74           3. Banks (Major Regional)               4.15
   4. EMC Corp.                                    2.02           4. Insurance Brokers                    4.06
   5. Pfizer Inc.                                  1.82           5. Computers (Software & Services)      3.91
   6. Anderson Exploration Ltd. (Canada)           1.61           6. Natural Gas                          3.90
   7. Aventis SA (France)                          1.61           7. Health Care (Managed Care)           3.51
   8. Calpine Corp.                                1.53           8. Health Care (Diversified)            3.39
   9. Sanofi-Synthelabo SA (France)                1.49           9. Computers (Peripherals)              3.17
  10. Furukawa Electric Co., Ltd. (The) (Japan)    1.44          10. Manufacturing (Diversified)          3.11

TOP 10 COUNTRIES
   1. UNITED STATES                                51.32%
   2. FRANCE                                       8.78%
   3. NETHERLANDS                                  6.20%
   4. GERMANY                                      6.14%
   5. SWITZERLAND                                  4.97%
   6. UNITED KINGDOM                               4.69%
   7. ITALY                                        3.65%
   8. CANADA                                       2.95%
   9. DENMARK                                      2.48%
  10. NORWAY                                       1.56%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================

                            ------------------------
                             EVEN IN THIS UNCERTAIN
                             ENVIRONMENT, THERE ARE
                             REASONS FOR OPTIMISM.
                            ------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL TRENDS FUND VS. BENCHMARK INDEXES (LINE CHART)

9/15/97-12/31/00

in thousands

=====================================================================================
                  AIM                  AIM
                  GLOBAL TRENDS FUND   GLOBAL TRENDS FUND   MSCI WORLD    MSCI AC
                  CLASS A SHARES       CLASS B SHARES       INDEX         WORLD INDEX
-------------------------------------------------------------------------------------
9/15/97           $9,525               $10,000              $10,000       $10,000
9/30/97            9,725                10,201               10,000        10,000
10/31/97           9,317                 9,773                9,472         9,386
11/30/97           9,175                 9,624                9,638         9,526
12/31/97           9,269                 9,716                9,753         9,647
1/31/98            9,034                 9,470               10,024         9,858
2/28/98            9,775                10,239               10,700        10,539
3/31/98           10,298                10,778               11,151        10,984
4/30/98           10,403                10,888               11,258        11,081
5/31/98           10,150                10,622               11,115        10,864
6/30/98           10,333                10,797               11,377        11,054
7/31/98           10,106                10,568               11,357        11,058
8/31/98            8,380                 8,756                9,840         9,507
9/30/98            8,485                 8,866               10,013         9,697
10/31/98           8,860                 9,241               10,916        10,583
11/30/98           9,418                 9,827               11,563        11,224
12/31/98          10,139                10,575               12,126        11,742
1/31/99           10,483                10,927               12,391        11,980
2/28/99           10,129                10,556               12,060        11,687
3/31/99           10,660                11,103               12,560        12,218
4/30/99           11,279                11,743               13,054        12,754
5/31/99           10,854                11,298               12,575        12,312
6/30/99           11,544                12,012               13,160        12,940
7/31/99           11,429                11,891               13,119        12,877
8/31/99           11,349                11,808               13,094        12,877
9/30/99           11,473                11,929               12,965        12,730
10/31/99          12,224                12,708               13,637        13,377
11/30/99          13,339                13,856               14,019        13,791
12/31/99          15,401                15,988               15,152        14,947
1/31/00           14,620                15,179               14,282        14,168
2/29/00           15,645                16,223               14,319        14,218
3/31/00           15,675                16,263               15,307        15,145
4/30/00           14,758                15,291               14,658        14,456
5/31/00           14,123                14,636               14,286        14,089
6/30/00           14,690                15,210               14,764        14,563
7/31/00           14,427                14,933               14,346        14,137
8/31/00           15,627                16,171               14,811        14,572
9/30/00           14,983                15,495               14,022        13,766
10/31/00          13,802                14,267               13,785        13,491
11/30/00          13,167                13,602               12,947        12,656
12/31/00         $14,187               $14,659              $13,154       $12,866

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these benchmarks over the period 9/15/97-12/31/00. (Please note that the index results are for the period 9/30/97-12/31/00.)
    It is important to understand the differences between your fund and an index. Your fund's total return includes sales charges, expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Global Trends Fund has elected to use the MSCI World Index as its benchmark instead of the MSCI AC World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new indexes.


AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/97)                   11.20%
  1 year                               -12.29*
  *-7.90% excluding sales charges

CLASS B SHARES
  Inception (9/15/97)                   11.61%
  1 year                               -12.50*
  *-8.30% excluding CDSC

CLASS C SHARES
  Inception (1/2/98)                    14.77%
  1 year                                -9.21
  *-8.37% excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                             AIM GLOBAL TRENDS FUND

                                                                     APPENDIX IV

               CHANGES TO GLOBAL TRENDS' INVESTMENT RESTRICTIONS

     The Board of Trustees of AIM Series Trust has proposed changes to the investment objective and investment restrictions of AIM Global Trends Fund. Set forth below are AIM Global Trends Fund's revised investment objective and investment restrictions (including those that will remain unchanged after the Shareholders' meeting) if the Global Trends shareholders approve such changes at the Shareholders' meeting scheduled to be held on August 17, 2001.

INVESTMENT OBJECTIVE (NON-FUNDAMENTAL)

     Long-term growth of capital.

INVESTMENT POLICIES OR OBJECTIVES (FUNDAMENTAL)

     1. The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer, if as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, "the 1940 Act Laws and Interpretations") or to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.*

     2. The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.*

     3. The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.*

     4. The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political sub-divisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     5. The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.*

     6. The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     7. The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     8. The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund.*
---------------

* Current restriction, which the fund will retain substantially unchanged.

INVESTMENT POLICIES OR OBJECTIVES (NON-FUNDAMENTAL)

     1. In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an "AIM fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

     2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.

     3. In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     4. In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order.

     5. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund.

GROUP A

[AIM LOGO APPEARS HERE]
                                                               |---------------|
          PROXY TABULATOR                                      |  FIRST CLASS  |
          P.O. BOX 9132                                        | U.S. POSTAGE  |
          HINGHAM, MA  02043-9132                              |     PAID      |
                                                               |     PROXY     |
                                                               |   TABULATOR   |
                                                               |---------------|


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----------------------- | --------------------------- | -----------------------

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              |------------------------------------------------|
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              |------------------------------------------------|

         P Please fold and detach card at perforation before mailing. P

PROXY CARD                                                           PROXY CARD
                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                 AIM Global Consumer Products and Services Fund
                     (a portfolio of AIM Investment Funds)
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                        Proxy must be signed and dated below.

                                         Dated ___________________ 2001
                                         ______________________________________
                                        |                                      |
                                        |                                      |
                                        |______________________________________|
                                        Signature(s) (if held jointly)
                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian
                                        for a minor, please give full title
                                        as such. If a corporation, please
                                        sign in full corporate name and
                                        indicate the signer's office. If a
                                        partner, sign in the partnership name.

                                                                    562,662,362

       P  Please fold and detach card at perforation before mailing.  P

                          Please fill in box(es) as shown using
                          black or blue ink or number 2 pencil.
                          PLEASE DO NOT USE FINE POINT PENS.         |X|

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.


1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,
   each of whom will serve until his or her successor is elected and qualified:
                                                                                                      FOR    WITHHOLD     FOR ALL
                                                                                                      ALL   AUTHORITY     EXCEPT
                                                                                                             FOR ALL
                                                                                                             NOMINEES

   01 Frank S. Bayley      04 Albert R. Dowden       07 Carl Frischling       10 Lewis F. Pennock      O        O           O    1.
   02 Bruce L. Crockett    05 Edward K. Dunn, Jr.    08 Robert H. Graham      11 Ruth H. Quigley
   03 Owen Daly II         06 Jack M. Fields         09 Prema Mathai-Davis    12 Louis S. Sklar

   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE
   NOMINEE'S NUMBER ON THE LINE PROVIDED.

   _____________________________________________________________________________________________

                                                                                                      FOR    AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization that provides for the combination of AIM
   Global Consumer Products and Services Fund, a portfolio of AIM Investment Funds, with AIM           O        O          O     2.
   Global Trends Fund, a portfolio of AIM Series Trust.


3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                    562,622,362